As filed with the U.S. Securities and Exchange Commission on April 29, 2022.
Investment Company Act of 1940 File No.: 811-23161
Securities Act of 1933 File No.: 333-212032

Form N-1A

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 80	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 83	☒
(Check appropriate box or boxes)

Nushares ETF Trust
(Exact Name of Registrant as Specified in Charter)
333 West Wacker Drive
Chicago, IL 60606
(Address of Principal Executive Offices, Zip Code)
(312) 917‑7700
(Registrant’s Telephone Number, including Area Code)
Diana R. Gonzalez
Vice President and Secretary
333 West Wacker Drive
Chicago, IL 60606
(Name and Address of Agent for Service)
Copy to:
Eric F. Fees
Chapman and Cutler LLP
111 West Monroe Street
Chicago, IL 60603
and
W. John McGuire
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave, NW
Washington, DC 20004
It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to paragraph (b)	☐	On (date) pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (b)	☐	75 days after filing pursuant to paragraph (a)(2)

☐	60 days after filing pursuant to paragraph (a)(1)	☐	On (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Exchange-Traded Funds	29 April 2022

	Listing Exchange	Ticker Symbol
Fund Name
Nuveen Short-Term REIT ETF	Cboe BZX Exchange, Inc.	NURE

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

As permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares.
You may elect to receive all future reports in paper free of charge at any time by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

Prospectus

Table of Contents

Section 1  Fund Summary
Nuveen Short-Term REIT ETF 2
Section 2 Additional Detail About the Fund’s
Strategy, Holdings and Risks
Investment Objective and Principal Investment Strategies 7
Portfolio Holdings 8
Disclosure of Portfolio Holdings 9
Risks 9
Section 3 Fund Management
Who Manages the Fund 16
Management Fees 16
Section 4 Investing in the Fund
Purchase and Sale of Shares 18
Purchase and Redemption of Creation Units 19
Distributor 19
Distribution and Service Payments 20
Frequent Trading 21
Section 5 General Information
Dividends and Distributions 22
Taxes 22
Net Asset Value 25
Premium/Discount Information 26
Fund Service Providers 26
Index Provider 26
Listing Exchange 27
Section 6 Financial Highlights 29

NOT FDIC OR GOVERNMENT INSURED MAY LOSE VALUE NO BANK GUARANTEE

Section 1 Fund Summary
Nuveen Short-Term REIT ETF
Investment Objective
Nuveen Short-Term REIT ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the Dow Jones U.S. Select Short-Term REIT Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in this table or the example that follows:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect brokerage commissions that you may pay when you purchase and sell Fund shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$36
3 Years	$113
5 Years	$197
10 Years	$443
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Index, which is comprised of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that invest in residential or commercial real estate. The Index is a subset of the Dow Jones U.S. Select REIT Index (the “Base Index”), which generally includes equity REITs traded on a national securities exchange in the United States that derive at least 75% of their total revenue from the ownership and operation of real estate assets and that have a minimum total market capitalization of $200 million at the time of their inclusion. The Index selects REITs from the Base Index that are classified as concentrating their holdings in apartment buildings, hotels, self-storage facilities or manufactured home properties, as REITs investing in these sectors typically have shorter lease durations than REITs investing in other sectors. Index holdings are weighted by float-adjusted market capitalization, provided that no single REIT can comprise more than 5% of the Index as of any rebalance date. “Float-adjusted” means that the share amounts used in calculating the Index reflect only shares available to investors, with shares held by control groups, public companies and government agencies excluded.
The Index is rebalanced quarterly after the close of the third Friday in March, June, September and December. The Index and the Base Index exclude mortgage REITs, hybrid REITs, certain other types of REITs (e.g., timber and net-lease REITs), real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers

2	Section 1 Fund Summary

and estate agents, home builders, large landowners and subdividers of unimproved land, and companies that have more than 25% of their assets in direct mortgage investments. As of March 31, 2022, the Index was comprised of 37 REITs.
The Fund attempts to replicate the Index by investing all, or substantially all, of its assets in the REITs that make up the Index, holding each REIT in approximately the same proportion as its weighting in the Index. The Fund rebalances its holdings quarterly in response to the quarterly Index rebalances. The Fund may sell REITs that are represented in the Index in anticipation of their removal from the Index, or buy REITs that are not yet represented in the index in anticipation of their addition to the Index.
Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in REITs. The Index concentrates (i.e., holds 25% or more of its total assets) in the securities of the real estate industry, and the Fund will concentrate its investments to approximately the same extent as the Index.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Concentration Risk—The Fund’s assets will generally be concentrated in the securities of issuers in the real estate sector, and, accordingly, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that sector.
Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.
Equity Security Risk—Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market.
Index Provider Risk—There is no assurance that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, an index provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund’s costs. Unusual market conditions may cause an index provider to postpone a scheduled rebalance. Such a postponement in a time of market volatility could mean a constituent that would otherwise be removed at rebalance may remain, causing the performance and constituents of the index to vary from those expected under normal conditions. Index providers generally do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the indexes in which they license, and generally do not guarantee that an index will be calculated in accordance with its stated methodology. Losses or costs associated with any index provider errors generally will be borne by the Fund and its shareholders.
Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. The risk of rising interest rates may be greater currently than would normally be the case due to the current period of historically low rates and anticipated changes in government fiscal policy initiatives. Because the market price of REITs may change based upon investors’ collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.

Section 1 Fund Summary	3

Investment Style Risk—The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets or in response to changing market conditions. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.
Market Risk—The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of the Fund’s investments whether or not the Fund invests in such country or region. Events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments.
Market Trading Risks—The Fund is an exchange-traded fund (“ETF”), and as with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Fund share typically will approximate its net asset value (“NAV”), there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, you may pay more or less than NAV when you buy Fund shares on the secondary market, and you may receive more or less than NAV when you sell those shares. Although the Fund’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads (which may be especially pronounced for smaller funds). Trading of the Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). In times of market stress, the Fund’s underlying portfolio holdings may become less liquid, which in turn may affect the liquidity of the Fund’s shares and/or lead to more significant differences between the Fund’s market price and its NAV. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for the Fund’s shares. In the event market makers cease making a market in the Fund’s shares or authorized participants stop submitting creation or redemption orders, Fund shares may trade at a larger premium or discount to NAV.
Non-Diversification Risk—As a non-diversified fund, the Fund may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, business, political or regulatory occurrence affecting an issuer than a diversified fund. Poor performance by any one of these issuers would adversely affect the Fund to a greater extent than a more broadly diversified fund.
Real Estate Investment Risk—Due to the composition of the Index, the Fund concentrates its investments in real estate companies and companies related to the real estate sector. As such, the Fund is subject to risks associated with the direct ownership of real estate, and an investment in the Fund will be closely linked to the performance of the real estate markets. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates. The Fund's investments in the real estate market have many of the same risks as direct ownership of real estate. The real estate sector is highly sensitive to general and local economic conditions and developments and is characterized by intense competition and periodic overbuilding. Real estate values have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future.
REITs Risk—In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. REITs may be affected by changes in real estate values, rents, property taxes, zoning laws, neighborhood values and interest rates. Further, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law, or changes to federal tax law or regulations governing REITs, may have adverse consequences to the Fund. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses. Many REITs utilize leverage (and some may be highly leveraged), which increases investment risk and could potentially magnify the Fund’s losses.
Service Provider Operational Risk—The Fund’s service providers, such as the Fund’s administrator, custodian or transfer agent, may experience disruptions or operating errors that could negatively impact the Fund. Although service providers are required to have appropriate operational risk management policies and procedures, and to take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to

4	Section 1 Fund Summary

identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Smaller Company Risk—Even larger REITs may be small- to medium-sized companies in relation to the equity markets as a whole. Small-cap securities involve substantial risk. Prices of small-cap securities may be subject to more abrupt or erratic movements, and to wider fluctuations, than security prices of larger, more established companies or the broader market averages in general. It may be difficult to sell small-cap securities at the desired time and price. It may be difficult to sell small-cap securities at the desired time and price. While mid-cap stocks may be slightly less volatile than small-cap stocks, they still involve similar risks.
Tracking Error Risk—Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of, for example, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of distributions, changes to the Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, but the Index does not.
Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the Fund. Both the bar chart and the table assume that all distributions have been reinvested. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/etf or by calling (800) 257-8787.
During the period reflected in the bar chart above, the Fund’s highest and lowest quarterly returns were 19.26% and -29.29%, respectively, for the quarters ended December 31, 2020 and March 31, 2020.
The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and the Index. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

		Average Annual Total Returns for the Periods Ended December 31, 2021
	Inception Date	1 Year	5 Year	Since Inception
NURE (return before taxes)	12/19/16	53.19%	13.57%	13.84%
NURE (return after taxes on distributions)		52.58%	12.39%	12.62%
NURE (return after taxes on distributions and sale of Fund shares)		31.54%	10.26%	10.47%
Dow Jones U.S. Select Short-Term REIT Index (reflects no deduction for fees, expenses or taxes)		53.85%	13.96%	14.24%
Dow Jones U.S. Select REIT Index (reflects no deduction for taxes or sales loads)		45.91%	9.65%	9.73%

Section 1 Fund Summary	5

Management
Investment Adviser
Nuveen Fund Advisors, LLC
Sub-Adviser
Teachers Advisors, LLC
Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Philip James (Jim) Campagna, CFA	Managing Director	December 2016
Lei Liao, CFA	Managing Director	December 2016
Purchase and Sale of Fund Shares
The Fund is an ETF. Shares of the Fund are listed on a national securities exchange and can only be bought and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may also incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.nuveen.com/etf.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an individual retirement account (“IRA”) or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund’s investment adviser or its affiliates may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6	Section 1 Fund Summary

Section 2 Additional Detail About the Fund’s Strategies, Holdings and Risks
This prospectus contains important information about investing in the Fund. Please read this prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.nuveen.com/etf or by calling Nuveen Investor Services at (888) 290-9881.
The Fund is designed to track an index that is not representative of the market as a whole. The Fund is designed to be used as part of a broader asset allocation strategy, and thus an investment in the Fund should not be considered a complete investment program.
The Index is a theoretical financial calculation, whereas the Fund is an actual investment portfolio. The performance of the Fund and the Index may vary for a number of reasons, including transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), and differences between the Fund’s portfolio and its Index resulting from legal restrictions (such as tax diversification requirements) that apply to the Fund but not to the Index. On an annual basis, the Fund’s tracking error (i.e., the divergence of the Fund’s performance from that of the Index) is generally expected to be less than 5%.

Investment Objective and Principal Investment Strategies
The Fund’s investment objective, which is described in the “Fund Summary” section, may be changed by the Fund’s Board of Trustees (the “Board”) without shareholder approval.
The Fund’s investment policies may be changed by the Board without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.
The Fund has adopted a policy whereby, under normal market conditions, it will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in REITs (the “Name Policy”). If the Name Policy changes, you will be notified at least 60 days in advance. The Fund may consider both direct investments and indirect investments (e.g., investments in other investment companies, derivatives and synthetic instruments with economic characteristics similar to the direct investments that meet the Name Policy) when determining compliance with the Name Policy. For purposes of the Name Policy, the Fund will value eligible derivatives at fair value or market value and not notional value.
The Fund’s principal investment strategies are discussed in the “Fund Summary” section. These are the strategies that the Fund’s investment adviser and sub-adviser believe are most likely to be important in trying to achieve the Fund’s investment objective. This section provides more information about these strategies, as well as information about some additional strategies that the Fund’s sub-adviser uses, or may use, to achieve the Fund’s objective. You should be aware that the Fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Investor Services at (888) 290-9881 or visit the Fund’s website at www.nuveen.com/etf.

Section 2 Additional Detail About the Fund’s Strategies, Holdings and Risks	7

Portfolio Holdings
Under normal market conditions, the Fund invests in component securities of the Index, which is comprised of REITs, in accordance with the Name Policy. The Fund may also, as a non-principal strategy, invest up to 20% of its assets in securities and other instruments that the Fund’s sub-adviser believes will help it track the Index, such as shares of other investment companies (including other ETFs), derivative instruments (including forward contracts, futures contracts, options on futures contracts, options and swaps), and cash and cash equivalents. Additional information about the Fund’s portfolio holdings can be found below.
REITs
REITs are publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types:
• Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation.
• Mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments.
• Hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.
The only REITs included in the Index are equity REITs. The Fund can invest in common stock, preferred securities and convertible securities issued by equity REITs.
Investment Companies and Other Pooled Investment Vehicles
As a non-principal investment strategy, the Fund may invest in securities of other open-end or closed-end investment companies, including ETFs. In addition, the Fund may invest a portion of its assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. As a shareholder in an investment company or other pooled investment vehicle, the Fund will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in an investment company or other pooled investment vehicle. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. Securities of investment companies or other pooled investment vehicles may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.
Generally, investments in other investment companies (including ETFs) are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended ("1940 Act"). These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Subject to certain conditions, the Fund may invest in money market funds beyond the statutory limits described above.
Derivatives
As a non-principal investment strategy, the Fund may invest in derivatives. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the

8	Section 2 Additional Detail About the Fund’s Strategies, Holdings and Risks

performance of a wide variety of underlying references, such as stocks, bonds, loans, commodities, interest rates, currency exchange rates, and various domestic and foreign indices. Examples of derivative instruments include forward currency contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts and swap agreements.
Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on the Fund’s performance.
Cash Equivalents and Short-Term Investments
As a non-principal investment strategy, the Fund may invest in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds, in such proportions as warranted by prevailing market conditions and the Fund’s principal investment strategies. The Fund may temporarily invest without limit in such holdings for liquidity purposes, or in an attempt to respond to adverse market, economic, political or other conditions. Being invested in these securities may keep the Fund from participating in a market upswing and prevent the Fund from achieving its investment objective.
Temporary Defensive Positions
In certain situations or market conditions, such as in the case of liquidity concerns and/or unusually large cash inflows or redemptions, the Fund may temporarily depart from its normal investment policies and strategies, provided that the alternative is consistent with the Fund’s investment objective and is in the best interest of the Fund’s shareholders.

Disclosure of Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s statement of additional information. In addition, the identities and quantities of the securities held by the Fund are disclosed on the Fund’s website.

Risks
Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the principal risks and certain other risks that you assume when you invest in the Fund. Descriptions of these risks listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Because of these risks, you should consider an investment in the Fund to be a long-term investment.
Principal Risks
Concentration risk: The Fund’s assets will generally be concentrated in the securities of issuers in the real estate sector, and, accordingly, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that sector. Concentrated exposure to an industry or group of industries may cause the Fund to experience increased market price volatility compared to funds that invest more broadly in the overall market.

Section 2 Additional Detail About the Fund’s Strategies, Holdings and Risks	9

Cybersecurity risk: Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause the Fund, the Fund’s investment adviser or sub-adviser, a financial intermediary, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs or financial loss. Negative impacts on the Fund could include the inability to calculate NAV, transact business, process transactions on behalf of shareholders or safeguard data. In addition, such incidents could affect issuers in which the Fund invests, and thereby cause the Fund’s investments to lose value.
Equity security risk: Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time. Even a long-term investment approach cannot guarantee a profit. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market. Adverse events in any part of the U.S. and global financial markets may have unexpected negative effects on equity markets. These events may at times result in unusually high market volatility, including short-term volatility, which could negatively affect Fund performance.
A variety of factors can negatively affect the price of a particular company's equity securities. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry.
Index provider risk: There is no assurance that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, an index provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund’s costs. Unusual market conditions may cause an index provider to postpone a scheduled rebalance. Such a postponement in a time of market volatility could mean a constituent that would otherwise be removed at rebalance may remain, causing the performance and constituents of the index to vary from those expected under normal conditions. Index providers generally do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the indexes in which they license, and generally do not guarantee that an index will be calculated in accordance with its stated methodology. Losses or costs associated with any index provider errors generally will be borne by the Fund and its shareholders.
Interest rate risk: Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Because the market price of REITs may change based upon investors’

10	Section 2 Additional Detail About the Fund’s Strategies, Holdings and Risks

collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.
Investment style risk: The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets or in response to changing market conditions. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.
Market risk: The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time. Market values may change due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly within a specific country, region, industry, sector or asset class. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact issuers in a different country or region. As a result, the value of the Fund’s investments may be negatively affected whether or not the Fund invests in a country or region directly impacted by such conditions or events.
Additionally, unexpected events and their aftermaths, including broad financial dislocations (such as the “great recession” of 2008-09), war (such as Russia’s invasion of Ukraine in February of 2022), terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies (such as the COVID-19 coronavirus pandemic first detected in December of 2019), may adversely affect the global economy and the markets and issuers in which the Fund invests. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, or wide-spread unemployment, and generally have a severe negative impact on the global economy. Such events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Furthermore, such events could cause financial markets to experience elevated or even extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the value of the Fund’s investments.
Market trading risks: As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Fund share typically will approximate its NAV, there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, you may pay more or less than NAV when you buy Fund shares on the secondary market, and you may receive more or less than NAV when you sell those shares. In times of market stress, the Fund’s underlying portfolio holdings may become less liquid, which in turn may affect the liquidity of the Fund’s shares and/or lead to more significant differences between the Fund’s market price and its NAV.
Only certain institutional investors are eligible to purchase and redeem shares directly from the Fund at NAV. In addition, efficient trading in the Fund’s shares on the secondary market depends on the participation of firms acting as market makers and/or

Section 2 Additional Detail About the Fund’s Strategies, Holdings and Risks	11

liquidity providers in the market place. To the extent these market maker and authorized participant firms exit the ETF business or otherwise significantly reduce their business activities and no other entities step forward to perform these functions, the Fund’s shares may trade at a material discount to NAV.
During periods of high market volatility, a Fund share may trade at a significant discount to its NAV, and in these circumstances certain types of brokerage orders may expose an investor to an increased risk of loss. A “stop order,” sometimes called a “stop-loss order,” may cause a Fund share to be sold at the next prevailing market price once the “stop” level is reached, which during a period of high volatility can be at a price that is substantially below NAV. By including a “limit” criteria with your brokerage order, you may be able to limit the size of the loss resulting from the execution of an ill-timed stop order.
Although the Fund’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads (discussed in further detail below). Trading of the Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage).
Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread;” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund’s spread may also be impacted by market volatility generally and the liquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Non-diversification risk: The Fund is a non-diversified fund and may invest a larger portion of its assets in a fewer number of issuers than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund’s portfolio and, therefore, performance may be more susceptible to any single economic, business (either globally or with respect to a particular company or companies), political or regulatory occurrence affecting an issuer than the portfolio of a diversified fund. Poor performance by any one of these issuers would adversely affect the Fund to a greater extent than a more broadly diversified fund and the Fund’s share price may fluctuate more than that of a comparable diversified fund.
Real estate investment risk: Fund investments in real estate securities are closely linked to the performance of the real estate markets and subject to the risks associated with the direct ownership of real estate. Real estate companies are subject to substantial fluctuations and declines on a local, regional and national basis in the past that may continue to occur in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, delays in completion of construction, increases in property taxes and

12	Section 2 Additional Detail About the Fund’s Strategies, Holdings and Risks

operating expenses, changes in zoning laws, low demand, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, liabilities or losses due to environmental problems, defaults by mortgagors or other borrowers, loss of rental income, possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets, or other factors. The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to them, and companies which service the real estate industry. The Fund’s income could decline when the Fund experiences reduced distributions from real estate companies it holds. Additionally, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which may increase investment risk and are highly dependent on cash flows. To the extent the Fund’s underlying assets are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.
Negative economic impacts caused by COVID-19 have resulted in a number of businesses and individuals being unable to pay all or a portion of their rents, which has created cash flow difficulties for many landlords. Furthermore, demand for some categories of leased commercial and retail space has weakened. Real estate companies, including REITs, provide space to many industries that have been directly impacted by the spread of COVID-19 and may be negatively impacted by these conditions.
REITs risk: In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property.
A U.S. domestic REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. Similarly, REITs formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries. Failure by a U.S. or non-U.S. REIT to qualify for favorable tax treatment could adversely affect the value of such REIT.
By investing in REITs indirectly through the Fund, in addition to bearing a proportionate share of the expenses of the Fund, shareholders of the Fund will also indirectly bear similar expenses of the REITs in which the Fund invests.
Service provider operational risk: The Fund’s service providers, such as the Fund’s administrator, custodian or transfer agent, may experience disruptions or operating errors that could negatively impact the Fund. Although service providers are required to have appropriate operational risk management policies and procedures, and to take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Section 2 Additional Detail About the Fund’s Strategies, Holdings and Risks	13

Smaller company risk: Even larger REITs may be small- to medium-sized companies in relation to the equity markets as a whole. Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price. Stocks at the bottom end of the capitalization range of small-cap companies sometimes are referred to as “micro-cap” stocks. These stocks may be subject to extreme price volatility, as well as limited liquidity and limited research. While mid-cap stocks may be slightly less volatile than small-cap stocks, they still involve similar risks.
Tracking error risk: Tracking error is the divergence of the Fund’s performance from that of its Index. Tracking error may occur because of, for example, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of distributions, changes to its Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, but the Index does not.
Non-Principal Risks
Derivatives risk: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the asset, index or rate underlying the derivative contract.
The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. These risks are heightened when the management team uses derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.
In addition, when the Fund engages in certain derivative transactions, it is effectively leveraging its investments, which could result in exaggerated changes in the NAV of the Fund’s shares and can result in losses that exceed the amount originally invested. The success of the Fund’s derivatives strategies will depend on the sub-adviser’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
The Fund may also enter into over-the-counter (“OTC”) transactions in derivatives. Transactions in the OTC markets generally are conducted on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges. In addition, certain derivative instruments and markets may not be liquid, which means the Fund may not be able to close out a derivatives transaction in a cost-efficient manner.

14	Section 2 Additional Detail About the Fund’s Strategies, Holdings and Risks

Short positions in derivatives may involve greater risks than long positions, as the risk of loss on short positions is theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the notional amount of the instrument).
Swap agreements may involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money.
Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for the Fund to close out a position when desired.
Options contracts may expire unexercised, which may cause the Fund to realize a capital loss equal to the premium paid on a purchased option or a capital gain equal to the premium received on a written option.
Global economic risk: National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019, Russia’s invasion of Ukraine, and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
Other investment companies risk: When the Fund invests in other investment companies, such as ETFs, shareholders bear both their proportionate share of Fund expenses and, indirectly, the expenses of the other investment companies. Furthermore, the Fund is exposed to the risks to which the other investment companies may be subject. For index-based ETFs, while such ETFs seek to achieve the same returns as a particular market index, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error).

Section 2 Additional Detail About the Fund’s Strategies, Holdings and Risks	15

Section 3 Fund Management

Who Manages the Fund
Nuveen Fund Advisors, LLC (the “Adviser”), the Fund’s investment adviser, offers advisory and investment management services to a broad range of clients, including investment companies and other pooled investment vehicles. The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. In addition, the Adviser arranges for sub-advisory, transfer agency, custody, fund administration and all other non-distribution related services necessary for the Fund to operate. The Adviser is a wholly owned subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”). As of March 31, 2022, Nuveen managed approximately $1.2 trillion in assets, of which approximately $178.2 billion was managed by the Adviser. The Adviser is located at 333 West Wacker Drive, Chicago, Illinois 60606.
The Adviser has selected its affiliate, Teachers Advisors, LLC (the “Sub-Adviser”), to serve as sub-adviser to the Fund, responsible for the day-to-day management of the Fund’s portfolio. As of March 31, 2022, the Sub-Adviser, a wholly owned subsidiary of Nuveen, managed approximately $387 billion in assets. The Sub-Adviser is located at 730 Third Avenue, New York, New York 10017-3206.
The portfolio managers for the Fund are Jim Campagna and Lei Liao.

		Total Experience (since dates specified below)
Name & Title	Experience Over Past Five Years	At TIAA	Total
Philip James (Jim) Campagna, CFA Managing Director	Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and other advisory affiliates of TIAA – 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios)	2005	1991
Lei Liao, CFA Managing Director	Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and other advisory affiliates of TIAA – 2012 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios)	2012	2005
Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund is provided in the statement of additional information.

Management Fees
As compensation for the services it provides to the Fund during the fiscal year ended December 31, 2021, the Adviser received a management fee from the Fund based on a percentage of the Fund’s average daily net assets, of 0.35%.
The Adviser is responsible for substantially all other expenses of the Fund, except any future distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, fees and

16	Section 3 Fund Management

expenses of the independent trustees (including any trustees’ counsel fees), certain compensation expenses of the Fund’s chief compliance officer, litigation expenses and extraordinary expenses.
Information regarding the Board’s approval of the investment management agreements is available in the Fund’s annual report for the fiscal year ended December 31, 2021.

Section 3 Fund Management	17

Section 4 Investing in the Fund

Purchase and Sale of Shares
The Fund is an ETF, which differs from a mutual fund in important ways. Shares of a mutual fund are purchased and redeemed by all shareholders directly from the issuing fund at NAV. By contrast, most investors will buy and sell shares of the Fund through a broker on a national securities exchange, where the Fund’s shares are listed and trade throughout the day at market prices like shares of other publicly traded securities. The Fund does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund’s shares trade under the trading symbol listed on the cover of this prospectus.
Purchasing or selling shares of the Fund on an exchange or other secondary market typically involves two types of costs. When purchasing or selling shares of the Fund through a broker, you may incur a brokerage commission. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference on the exchange between the bid price and the ask price for a share of the Fund. The spread will vary over time based on the Fund’s trading volume and market liquidity.
The Fund’s primary listing exchange is the Cboe BZX Exchange, Inc. (the “Listing Exchange”). The Listing Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Holiday, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Book Entry
Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Trading Prices
The trading prices of the Fund’s shares on the Listing Exchange generally differ from the Fund’s NAV and are affected by market forces such as the supply of and demand for the Fund’s shares as well as the securities held by the Fund, economic conditions and other factors. The price you pay or receive when you buy or sell your shares in the secondary market is based on the market price of the Fund’s shares, which may be more or less than the NAV of such shares.

18	Section 4 Investing in the Fund

Householding
Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Rule 12d1-4 under the 1940 Act, including that such investment companies enter into an agreement with the Fund.

Purchase and Redemption of Creation Units
Only certain institutional investors (typically market makers or other broker-dealers) who have entered into agreements with the Nuveen Securities, LLC, the Fund’s distributor (the “Distributor”), (“Authorized Participants”) may purchase and redeem shares directly from the Fund at NAV and only in large blocks of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares are not redeemable by the Fund. An Authorized Participant must be either a DTC participant or a member of the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”).
The Fund generally issues and redeems Creation Units in exchange for a designated in-kind basket of Fund securities and/or a designated amount of cash (together, the “Basket”). Each day the Listing Exchange is open for trading (a “Business Day”), prior to the opening of trading, the Fund publishes that day’s Basket through NSCC or another method of public dissemination.
Orders from Authorized Participants to create or redeem Creation Units may only be placed on a Business Day and are subject to approval by the Distributor. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received and deemed acceptable by the Distributor.
Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund’s statement of additional information.

Distributor
Nuveen Securities, LLC, the Fund’s distributor, distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 333 West Wacker Drive, Chicago, Illinois 60606.

Section 4 Investing in the Fund	19

Distribution and Service Payments
Distribution and Service Plan
The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which the Fund is authorized to pay fees at an annual rate of up to 0.25% of the Fund’s average daily net assets for the sale and distribution of the Fund’s shares. No distribution fees are currently charged to the Fund; there are no plans to impose distribution fees, and no such fees will be charged for at least twelve months from the date of this prospectus. Additionally, the implementation of any such fees would require approval by the Board prior to implementation. Because these fees would be paid out of the Fund’s assets on an on-going basis, if such fees are charged in the future, they would increase the cost of your investment and might cost you more over time than paying other types of sales charges.
Other Payments by the Adviser
The Adviser and/or its affiliates may make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other Nuveen ETFs available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by the Adviser and/or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Nuveen ETFs complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other Nuveen ETFs over another investment. More information regarding these payments is contained in the Fund’s statement of additional information.

20	Section 4 Investing in the Fund

Frequent Trading
The Fund does not impose any restrictions on the frequency of purchases and redemptions (“frequent trading”); however, the Fund reserves the right to reject or limit purchases at any time as described in the statement of additional information. In determining that no restrictions on frequent trading were necessary, the Board evaluated the risks of frequent trading to the Fund and its shareholders. The Board considered that the Fund’s shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and that the vast majority of trading in the Fund’s shares occurs on the secondary market. Because secondary market trades do not involve the Fund directly, the Board concluded that such trades were unlikely to cause many of the harmful effects of frequent trading, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With respect to purchases and redemptions by Authorized Participants directly from the Fund that are effected in-kind (i.e., for securities), the Board concluded that those trades do not have the potential to cause the harmful effects that may result from frequent cash trades. To the extent that the Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board recognized that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. In addition, the Board recognized that the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades.

Section 4 Investing in the Fund	21

Section 5 General Information

Dividends and Distributions
As a Fund shareholder, you are entitled to your share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of the distributions it receives from its investments in REITs, less expenses. Distributions from REITs may include income, return of capital and capital gains. The Fund declares and pays distributions quarterly.
The Fund may also realize capital gains on the sale of its REIT investments. The Fund will generally realize short-term capital gains or losses whenever it sells assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. The Fund will generally realize long-term capital gains or losses whenever it sells assets held for more than one year. Net capital gains (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are distributed to shareholders once a year at year end.
The Fund reserves the right to declare special distributions if such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Your broker is responsible for distributing any dividends and capital gain distributions to you.
Dividend Reinvestment Service
No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes
As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this prospectus is provided as general information, based on current laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund. Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions, you sell Fund shares, or (for Authorized Participants only) you purchase or redeem Creation Units.
Taxes and Tax Reporting
The Fund intends to qualify each year for treatment as a regulated investment company. If it meets certain minimum distribution requirements, a regulated investment company is

22	Section 5 General Information

not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Distributions of the Fund’s net capital gain are taxable as long-term capital gains regardless of how long you have owned your shares. For non-corporate shareholders, long-term capital gains are generally taxable at tax rates up to 20% (lower tax rates apply to individuals in lower tax brackets), while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax you pay on a given capital gains distribution depends generally on how long the Fund has held the portfolio securities it sold and not on how long you have owned your Fund shares.
Since the Fund’s income is derived primarily from investment in REITs, it is not expected that the Fund will distribute “qualified dividend income” or income that would qualify for the dividends-received deduction for corporate shareholders.
The Fund’s investments in REITs may at times result in the Fund’s receipt of cash in excess of the REIT’s earnings (a “return of capital”); if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes.
The sale of shares in your account may produce a gain or loss, and is a taxable event. Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if you held the shares you sold for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent of long-term capital gain dividends paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.
In general, your distributions are subject to federal income tax for the year in which they are paid. Distributions paid in January, but declared and payable to shareholders of record in October, November or December of the prior year, however, may be taxable to you in the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).
REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions after it issues a tax reporting statement. If this were to occur, the financial intermediary with whom you hold your shares will send you a corrected, final Form 1099-DIV to reflect the reclassified information.
Early in each year, you will receive a statement from the firm through which you hold your Fund shares detailing the amount and nature of all distributions that you were paid during the prior year. The tax status of your distributions is the same whether you reinvest them or elect to receive them in cash.
Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income”

Section 5 General Information	23

for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.
When seeking to satisfy redemption requests in whole or in part on a cash basis, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process were used.
Distributions (other than capital gain dividends) paid to individual shareholders that are neither citizens nor residents of the U.S. or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty.
Please note that if you do not furnish the Fund with your correct Social Security number or employer identification number, you fail to provide certain certifications to the Fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the Fund to withhold, federal law requires the Fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.
Qualified Business Income
A large portion of the Fund’s portfolio holdings consist of REITs. For tax years beginning after December 31, 2017, the Tax Cuts and Jobs Act generally would allow a non-corporate taxpayer a deduction equal to the investor’s combined qualified business income, which would include 20% of the investor’s qualified REIT dividends. Treasury has issued regulations that allow regulated investment companies (“RICs”) such as the Fund to report a portion of their distributions that relate to dividends received from REITs as qualified REIT dividends eligible for the 20% deduction. The total amount of Fund distributions that qualify for this deduction is disclosed to investors on their Forms 1099-DIV, which are made available in February after the close of a calendar year.
Buying or Selling Shares Close to a Record Date
Buying Fund shares shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend” and generally should be avoided by taxable investors. The entire distribution may be taxable to you even though a portion of the distribution effectively represents a return of your purchase price.
Cost Basis Method
You may elect a cost basis method to apply to shares held in your account with your financial intermediary. The cost basis method you select will determine the order in which such shares are sold and how your cost basis information is calculated and subsequently reported to you and to the Internal Revenue Service. Please consult your tax advisor to determine which cost basis method best suits your specific situation. Please contact your financial intermediary for instructions on how to make your election.

24	Section 5 General Information

If you do not make an election, your financial intermediary will choose its own default cost basis method.
Taxes on Creation and Redemption of Creation Units
An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities surrendered and any amount of cash paid for such Creation Units. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position.
Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for securities, or upon a redemption of Creation Units, may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon an issuance of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon the redemption of a Creation Unit will generally be treated as long-term capital gain or loss if the Fund shares comprising the Creation Unit have been held for more than one year. Otherwise, such capital gains or losses are treated as short-term capital gains or losses.
Persons exchanging securities for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Fund shares you purchased or redeemed and at what price.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Net Asset Value
The Fund’s NAV is determined as of the close of trading (normally 4:00 p.m. New York time) on the New York Stock Exchange (“NYSE”) on each Business Day. The Fund’s NAV per share is calculated by taking the value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The Fund’s latest NAV per share is available on the Fund’s website at www.nuveen.com/etf.
In determining NAV, exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and

Section 5 General Information	25

transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Adviser or Sub-Adviser.
If a price cannot be obtained from a pricing service or other pre-approved source, or if, in the judgment of the Adviser, a price is unreliable, a portfolio instrument will be valued at its fair value as determined in good faith by the Board or its appointee. The Adviser may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.
The Board has adopted valuation procedures for the Fund and has appointed the Adviser’s Valuation Committee with the day-to-day responsibility for fair value determinations. All fair value determinations made by the Valuation Committee are subject to review and ratification by the Board. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments, and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Premium/Discount Information
Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) are made available on the Fund’s website at www.nuveen.com/etf.

Fund Service Providers
Brown Brothers Harriman (“BBH”) is the administrator, custodian and transfer agent for the Fund.

Index Provider
The Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and Dow Jones, and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Adviser. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”), and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Index.
S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices’ only relationship to the

26	Section 5 General Information

Adviser with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Adviser or the Fund. S&P Dow Jones Indices have no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Index. The S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.”

Listing Exchange
Shares of the Fund are not sponsored, endorsed or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of its Index or the ability of the Index to track REIT performance. The Listing Exchange is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Index, nor in the determination of the timing of, prices of or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Listing Exchange has no obligation or liability to owners of shares of the Fund in connection with the administration, marketing or trading of shares of the Fund. The Listing Exchange does not guarantee the accuracy and/or the completeness of the Index or any data included therein. The Listing Exchange makes no warranty,

Section 5 General Information	27

express or implied, as to results to be obtained by the Trust, on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of shares of the Fund or any other person or entity, from the use of the Index or any data included therein in connection with the rights licensed as described herein or for any other use.
The Listing Exchange makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Listing Exchange have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

28	Section 5 General Information

Section 6 Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the period of operations for the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
This has been derived from information that has been audited by KPMG LLP, whose report for the most recent fiscal year, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.
Selected data for a share outstanding throughout the period:

		Investment Operations			Less Distributions
Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV	Ending Market Price
2021	$26.98	$0.46	$13.79	$14.25	$(0.39)	$ —	$(0.16)	$(0.55)	$40.68	$40.74
2020	30.24	0.48	(2.82)	(2.34)	(0.59)	(0.04)	(0.29)	(0.92)	26.98	26.98
2019	25.05	0.75	5.50	6.25	(0.73)	(0.33)	—	(1.06)	30.24	30.23
2018	26.35	0.82	(1.10)	(0.28)	(0.95)	(0.07)	—	(1.02)	25.05	24.99
2017	25.49	0.70	1.16	1.86	(0.70)	(0.26)	(0.04)	(1.00)	26.35	26.01

Section 6 Financial Highlights	29

		Ratios/Supplemental Data
Total Return			Ratios to Average Net Assets
Based on NAV(b)	Based on Market Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)
53.19%	53.42%	$117,978	0.35%	1.31%	11%
(7.29)	(7.27)	24,283	0.35	1.95	29
25.10	25.38	57,451	0.35	2.57	14
(1.05)	0.01	31,316	0.35	3.05	16
7.45	8.41	6,588	0.35	2.70	20
(a) Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b) Total Return Based on NAV reflects the change in NAV over the period, including the assumed reinvestment of distributions, if any, at NAV on each ex-dividend payment date during the period. Total Return Based on Market Price reflects the change in the market price per share over the period, including the assumed reinvestment of distributions, if any, at the ending market price per share on each ex-dividend payment date during the period. Total returns are not annualized.
(c) Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period. Portfolio Turnover Rate excludes securities received or delivered as a result of processing in-kind creations or redemptions of Fund shares.

30	Section 6 Financial Highlights

Several additional sources of information are available to you, including the codes of ethics adopted by the Fund, Nuveen, the Adviser and the Sub-Adviser. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the Fund included in this prospectus. Additional information about the Fund’s investments will be available in the annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s most recent statement of additional information, annual and semi-annual reports and certain other information are available, free of charge, by calling Nuveen Investor Services at (888) 290-9881, on the Fund’s website at www.nuveen.com/etf, or through your financial advisor. Shareholders may call the toll free number above with any inquiries.
You may also obtain this and other Fund information directly from the SEC. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov. The SEC may charge a copying fee for this information.
Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, Illinois 60606
www.nuveen.com/etf
No person has been authorized to give any information or to make any representations other than those contained in this prospectus in connection with the offer of Fund shares, and, if given or made, the information or representations must not be relied upon as having been authorized by the Fund. Neither the delivery of this prospectus nor any sale of Fund shares shall under any circumstance imply that the information contained herein is correct as of any date after the date of this prospectus. Please read and keep this prospectus for future reference.
Dealers effecting transactions in Fund shares, whether or not participating in this distribution, are generally required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Fund is a series of Nushares ETF Trust, whose Investment Company Act file number is 811-23161.

NPR-NURE-0422P

April 29, 2022

Nuveen Short-Term REIT ETF
Ticker Symbol: NURE
Listing Exchange: Cboe BZX Exchange, Inc.

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to, and should be read in conjunction with, the prospectus dated April 29, 2022, for the Nuveen Short-Term REIT ETF (the “Fund”), a series of Nushares ETF Trust (the “Trust”), as such prospectus may be revised from time to time (the “Prospectus”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A Prospectus may be obtained without charge from the Fund by visiting the Fund’s website at www.nuveen.com/etf, or by calling (888) 290-9881.

The Fund’s audited financial statements for the most recent fiscal year are incorporated in this SAI by reference to the Fund’s most recent Annual Report to Shareholders. You may obtain a copy of the Fund’s Annual Report at no charge by request to the Fund by visiting the website or calling the phone number noted above.

GENERAL INFORMATION

The Fund is a non-diversified series of the Trust, an open-end management investment company organized as a Massachusetts business trust on February 20, 2015. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies. The Fund is an exchange-traded fund (“ETF”) within the Nuveen family of ETFs (the “Nuveen ETFs”). The investment objective of the Fund is to track the investment results, before fees and expenses, of the Dow Jones U.S. Select Short-Term REIT Index (the “Index”). The Fund’s investment adviser is Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”). The Fund’s sub-adviser is Teachers Advisors, LLC (“TAL” or the “Sub-Adviser”). The Adviser has agreed to pay all organizational and offering expenses of the Trust.

The Fund issues and redeems shares at its net asset value per share (“NAV”) only in large block aggregations of a specified number of shares (“Creation Units”). Only certain institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”) may purchase and redeem shares directly from the Fund at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. See “Purchase and Redemption of Creation Units” later in this SAI for more information.

The Fund's shares are listed for trading on the Cboe BZX Exchange, Inc., a national securities exchange (the “Listing Exchange”) and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Listing Exchange. The shares trade on the Listing Exchange at market prices that may differ from the shares’ NAVs.

The Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. The Fund invests its assets, and otherwise conducts its operations, in a manner that is intended to satisfy the qualifying income, diversification and distribution requirements necessary to establish and maintain eligibility for such treatment.

GENERAL RISKS

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. The Fund may not outperform other investment strategies over short- or long-term market cycles and the Fund may decline in value. The Fund’s shares may trade above or below their NAV. An investor in the Fund could lose money over short or long periods of time. The price of the securities and other investments held by the Fund and thus the value of the Fund’s portfolio is expected to fluctuate in accordance with general economic conditions, interest rates, political events, and other factors.

Investor perceptions may also impact the value of the Fund’s investments and the value of an investment in the Fund’s shares. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Issuer-specific conditions may also affect the value of the Fund’s investments. The financial condition of an issuer of a security or counterparty to a contract may cause it to default or become unable to pay interest or principal due on the security or contract. The Fund cannot collect interest and principal payments if the issuer or counterparty defaults. Accordingly, the value of an investment in the Fund may change in response to issuer or counterparty defaults and changes in the credit ratings of the Fund’s portfolio securities.

Although the Fund attempts to invest in liquid securities and instruments, there can be no guarantee that a liquid market for such securities and instruments will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

CONTINUOUS OFFERING

The method by which Creation Units are created and Fund shares are subsequently traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “1933 Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if, after placing an order for Creation Units with Nuveen Securities, LLC (“Nuveen Securities” or the “Distributor”), the broker-dealer or its client breaks them down into constituent shares and sells such shares directly to customers, or if the broker-dealer or its client chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940, as amended (the “1940 Act”). Firms that incur a prospectus-delivery obligation with respect to shares of the Fund are reminded that pursuant to Rule 153 under the 1933 Act, a prospectus-delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the Fund’s Prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

INVESTMENT RESTRICTIONS

In addition to the investment objectives and policies set forth in the Prospectus and under “Investment Policies and Techniques” below, the Fund is subject to the investment restrictions set forth below. The investment restrictions set forth in numbers (1) through (6) below are fundamental and cannot be changed with respect to the Fund without approval by the holders of a majority of the outstanding shares of the Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Fund may not:

(1) Concentrate its investments in a particular industry, as the term “concentrate” is used in the 1940 Act, except as may be necessary to approximate the composition of the Index.

(2) Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(3) Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit the Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities.

(4) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prevent the Fund from purchasing or selling securities or other instruments backed by real estate or interests therein or of issuers engaged in real estate activities.

(5) Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.

(6) Make loans, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

Except with respect to the limitation set forth in number (2) above, the foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

For purposes of applying the limitation set forth in number (1) above, according to the current interpretation by the Securities and Exchange Commission (the “SEC”), the Fund would be concentrated in an industry if 25% or more of its net assets, based on current market value at the time of purchase, were invested in that industry. To the extent the Fund invests in other investment companies, it will consider the investments of the underlying investment companies when determining compliance with the limitation set forth in number (1) above, to the extent the Fund has sufficient information about such investments. For purposes of this limitation, issuers of the following securities will not be considered to be members of any industry: securities of the U.S. government and its agencies or instrumentalities; except as set forth in the following sentence, securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. To the extent that the income from a municipal bond is derived principally from a specific project or backed principally from the assets and revenue of a non-governmental user, the securities will be deemed to be from the industry of that project or user.

Each foreign government will be considered to be a member of a separate industry.

For purposes of applying the limitations set forth in number (2) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three calendar days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

For purposes of applying the limitations set forth in number (6) above, there are no limitations with respect to unsecured loans made by the Fund to an unaffiliated party. However, if the Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Fund’s Board of Trustees (the “Board”) without a shareholder vote.

The Fund may not:

(1) Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

(2) Invest directly in futures, options on futures and swaps to the extent that the Adviser would be required to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator. See “Investment Policies and Techniques—Derivatives—Limitations on the Use of CFTC-Regulated Futures, Options on Futures and Swaps.”

The Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the “Name Policy”) whereby the Fund, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in real estate investment trusts (“REITs”). As a result, the Fund must provide shareholders with a notice, meeting the requirements of Rule 35d-1(c), at least 60 days prior to any change of its Name Policy. For purposes of the Name Policy, the Fund may consider both direct investments and indirect investments (e.g., investments in other investment companies, derivatives and synthetic instruments with economic characteristics similar to the direct investments that meet the Name Policy) when determining compliance with the Name Policy. For purposes of the Name Policy, the Fund will value eligible derivatives at fair value or market value instead of notional value. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objective, principal investment strategies, policies and techniques that appears in the Prospectus for the Fund. Additional information concerning principal investment strategies of the Fund, and other investment strategies that may be used by the Fund, is set forth below in alphabetical order.

If a percentage limitation on investments by the Fund stated in this SAI or the Prospectus is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. In connection with the Fund’s investment restrictions, any reference in this SAI or the Prospectus to a specific rating encompasses all gradations of that rating (e.g., if this SAI or the Prospectus states that the Fund may invest in securities rated as low as B, the fund may invest in securities rated B-).

References in this section to the Adviser also apply, to the extent applicable, to the Sub-Adviser of the Fund.

Asset Coverage Requirements

Consistent with SEC staff guidance, the Fund will only engage in transactions that expose it to an obligation to another party if it owns either (a) an offsetting position for the same type of financial asset or (b) cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (a). Examples of transactions governed by these asset coverage requirements include, for example, options written by the Fund, futures contracts and options on futures contracts, forward currency contracts, swaps, and when-issued and delayed delivery transactions. Assets used as offsetting positions, designated on the Fund’s books, or held in a segregated account cannot be sold while the positions requiring cover are open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

In the case of futures contracts or forward contracts that are not contractually required to cash settle, the Fund must set aside or earmark liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside or earmark liquid assets or enter into an offsetting position in an amount equal to the Fund’s daily mark-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside or earmarking assets equal to only its net obligations under cash-settled futures contracts or forward contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

The SEC recently adopted new Rule 18f-4 under the 1940 Act, which imposes limits on the amount of derivatives the Fund can enter into and replaces the asset segregation framework previously used by the Fund to comply with Section 18 of the 1940 Act, among other requirements. The Fund will comply with the new rule’s asset segregation framework and other requirements upon the SEC’s compliance date in 2022.

The Fund reserves the right to modify their policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff, such as the SEC’s recently adopted Rule 18f-4, regarding asset segregation.

Borrowing Money

The Fund may borrow money from a bank as permitted by the 1940 Act, or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes. The Fund may also invest in reverse repurchase agreements, which are considered borrowings under the 1940 Act. Although the 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets), and there is no limit on the percentage of Fund assets that can be used in connection with reverse repurchase agreements, under normal circumstances any borrowings by the Fund will not exceed 10% of the Fund’s total assets.

Cash Equivalents and Short-Term Investments

The Fund may hold assets in cash or cash equivalents, money market funds and short-term taxable fixed income securities in such proportions as warranted by prevailing market conditions and the Fund’s principal investment strategies. The Fund may only invest in short-term taxable fixed income securities with a maturity of one year or less and whose issuers have a long-term rating of at least A- or higher by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), A3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or A- or higher by Fitch, Inc. (“Fitch”). Short-term taxable fixed income securities are defined to include, without limitation, the following:

(1) U.S. Government Securities. The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. In addition, the Fund may invest in sovereign debt obligations of non-U.S. countries. U.S. Treasury obligations include separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are transferable through the Federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations.

(2) Certificates of Deposit. The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid investments and be subject to the Fund’s 15% restriction on investments in illiquid investments. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Bankers’ Acceptances. The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) Repurchase Agreements. The Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to certain obligations. Collateral may consist of any fixed income security which is an eligible investment for the Fund. The Fund’s custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(5) Bank Time Deposits. The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) Commercial Paper. The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor’s, Fitch or Moody’s, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization.

(7) Eurodollar and Yankee Instruments. The Fund may invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States. In each instance, the Fund may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

(8) Money Market Funds and Short-Term Debt Funds. The Fund may invest in money market funds. The Fund will bear its proportionate share of the money market fund’s fees and expenses (see “Other Investment Companies and Other Pooled Investment Vehicles” below). The Fund may hold securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less.

(9) Variable Amount Master Demand Notes. The Fund may invest in variable amount master demand notes, which are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Debt Securities

In addition to the debt securities described under “Cash Equivalent and Short-Term Investments,” the Fund may invest in the debt securities described below. These securities are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by the Fund); (ii) credit risk (the risk that the issuers of debt securities held by the Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring the Fund to reinvest the prepayment at a lower interest rate).

Corporate Debt Securities

The Fund may invest in corporate debt securities. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.

Debt Obligations Rated Less Than Investment Grade

The Fund may invest in both investment grade and non-investment grade debt obligations. Investment-grade securities are defined as securities which are rated at the time of purchase by two of Moody’s, Standard & Poor’s and Fitch not less than Baa, BBB and BBB (or the equivalent short-term ratings), respectively, unless only one of those rating agencies provides a rating, in which case that rating must be at least Baa or BBB, or which are of comparable quality in the judgment of the Sub-Adviser. Debt obligations rated less than “investment grade” are sometimes referred to as “high yield securities” or “junk bonds.”

Yields on non-investment grade debt securities will fluctuate over time. The prices of such securities have been found to be less sensitive to interest rate changes than higher rated bonds, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt securities. If the issuer of a debt security held by the Fund were to default, the Fund might incur additional expenses to seek recovery.

In addition, the secondary trading market for non-investment grade debt securities may be less developed than the market for investment grade bonds. This may make it more difficult for the Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade bonds, especially in a thin secondary trading market.

Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such bonds. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of the Fund’s use of non-investment grade debt obligations may be more dependent on the Sub-Adviser’s own credit analysis than is the case with investment grade obligations.

Variable, Floating, and Fixed Rate Debt Obligations

The debt obligations in which the Fund may invest may have variable, floating, or fixed interest rates. Variable rate securities provide for periodic adjustments in the interest rate. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity plus accrued interest. In order to most effectively use these securities, the Sub-Adviser must correctly assess probable movements in interest rates. If the Sub-Adviser incorrectly forecasts such movements, the Fund could be adversely affected by use of variable and floating rate securities.

Fixed rate securities pay a fixed rate of interest and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed rate securities will tend to fall when interest rates rise and rise when interest rates fall. The value of variable or floating rate securities, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate securities. This is because variable and floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments according to a specified formula, usually with reference to some interest rate index or market interest rate. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like variable or floating rate securities with respect to price volatility.

Derivatives

Subject to the limitations set forth below under “Limitations on the Use of CFTC-Regulated Futures, Options on Futures and Swaps,” the Fund may use derivative instruments as described below. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, loans, commodities, interest rates, currency exchange rates, and various domestic and foreign indices.

The Fund may use derivatives for a variety of reasons, including as a substitute for investing directly in securities, as part of a hedging strategy (that is, for the purpose of reducing risk to the Fund), or for other purposes related to the management of the Fund. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on the Fund’s performance.

While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter (“OTC”) market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in OTC derivatives not subject to a clearing requirement have no such protection. Each party to an uncleared OTC derivative bears the risk that its direct counterparty will default. In addition, OTC derivatives are generally less liquid than exchange-traded derivatives because they often can only be closed out with the other party to the transaction.

The use of derivative instruments is subject to applicable regulations of the SEC, the CFTC, various state regulatory authorities and, with respect to exchange-traded derivatives, the several exchanges upon which they are traded. As discussed above under “Asset Coverage Requirements,” in order to engage in certain transactions in derivatives, the Fund may be required to hold offsetting positions or to hold cash or liquid securities in a segregated account or designated on the Fund’s books. In addition, the Fund’s ability to use derivative instruments may be limited by tax considerations.

The particular derivative instruments the Fund can use are described below. The Fund’s portfolio managers may decide not to employ some or all of these instruments, and there is no assurance that any derivatives strategy used by the Fund will succeed. The Fund may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

Options Transactions

The Fund may purchase put and call options on specific securities (including groups or “baskets” of specific securities), stock indices, and/or foreign currencies. In addition, the Fund may write put and call options on such financial instruments.

Options on Securities. The Fund may purchase put and call options on securities. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the “exercise price”) at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the “premium” paid by the purchaser for the right to sell or buy.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, the Fund may purchase call options to protect against an increase in the price of securities that the Fund anticipates purchasing in the future, a practice sometimes referred to as “anticipatory hedging.” The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

Options on Interest Rates and Indices. The Fund may purchase put and call options on interest rates and bond indices. An option on interest rates or on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the underlying interest rate or index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the exercise-settlement value of the interest rate option or the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate and index options are always in cash.

Writing Options. The Fund may write (sell) put and call options. These transactions would be undertaken principally to produce additional income. The Fund receives a premium from writing options which it retains whether or not the option is exercised. The Fund may write straddles consisting of a combination of a call and a put written on the same underlying instrument.

The Fund will write a call option on a security only if (a) the Fund owns the security underlying the call, (b) the Fund has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated), or (c) the Fund holds a call on the same security where the exercise price of the call is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.

The Fund will write a call option on a basket of securities, an index or currency only if (a) the Fund segregates liquid assets in an amount equal to the contract value of the index, basket or currency, or (b) the Fund holds a call on the same index, basket or currency as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.

The Fund will write a put option on a security, basket of securities, index or currency only if (a) the Fund segregates liquid assets equal to the exercise price or (b) the Fund holds a put on the same security, basket of securities, index or currency as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

When the Fund writes a straddle, sufficient assets will be segregated to meet the Fund’s immediate obligations. The Fund may segregate the same liquid assets for both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Expiration or Exercise of Options. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until the expiration date.

Futures

The Fund may engage in futures transactions. The Fund may buy and sell futures contracts that relate to (1) interest rates, (2) foreign currencies, (3) debt securities, and (4) bond indices. The Fund may only enter into futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

A futures contract is an agreement between two parties to buy and sell a security, interest rate or currency (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract. Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with its futures broker (also known as a futures commission merchant (“FCM”)) an amount of cash or securities equal to a specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held as margin is generally invested by the FCM in high-quality instruments permitted under CFTC regulations, with returns retained by the FCM and interest paid to the Fund on the cash at an agreed-upon rate. The Fund will also receive any interest paid from coupon-bearing securities, such as Treasury securities, held in margin accounts. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Swap Transactions

The Fund may enter into interest rate, total return, and credit default swap agreements.

The Fund may enter into swap transactions for any purpose consistent with its investment objectives and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain securities, reference rates, sectors or markets.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. The Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and the Fund will segregate assets determined to be liquid by the Sub-Adviser for any accrued but unpaid net amounts owed to a swap counterparty. See “Asset Coverage Requirements” above.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the portfolio managers to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund will pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “Risks Associated with Swap Transactions.”

Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Fund may only close out a swap or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. In addition, the price at which the Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Caps, Collars and Floors

The Fund may enter into interest rate caps, floors, and collars. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar involves selling a cap and purchasing a floor or vice versa to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

Limitations on the Use of CFTC-Regulated Futures, Options on Futures and Swaps

The Fund will limit its direct investments in CFTC-regulated futures, options on futures and swaps (“CFTC Derivatives”) to the extent necessary for the Adviser to claim the exclusion from regulation as a commodity pool operator with respect to the Fund under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, the Fund will limit its trading activity in CFTC Derivatives (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:

• Aggregate initial margin and premiums required to establish its positions in CFTC Derivatives do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or

• Aggregate net notional value of its positions in CFTC Derivatives does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.

With respect to the Fund, the Adviser has filed a notice of eligibility for exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act and therefore is not subject to registration or regulation as a commodity pool operator thereunder.

The requirements for qualification as a regulated investment company may also limit the extent to which the Fund may invest in CFTC Derivatives. See “Tax Matters—Qualification as a Regulated Investment Company.”

Federal Income Tax Treatment of Futures Contracts and Options

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code, that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.

Risks and Special Considerations Concerning Derivatives

The use of derivative instruments involves certain general risks and considerations as described below.

(1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio managers’ ability to predict movements in the relevant markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

(2) Counterparty Risk. Counterparty risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For many OTC instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into derivatives transactions only with counterparties that its portfolio managers reasonably believe are capable of performing under the contract.

(3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as a CDS) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. There is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

(7) Leverage Risk. Leverage risk is the risk that the Fund may be more volatile than if it had not been leveraged due to leverage’s tendency to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

(8) Regulatory Risk. The Dodd-Frank Act Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has initiated a dramatic revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; and new rules for derivatives trading. In particular, the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions. New requirements, such as capital requirements and mandatory clearing of OTC derivatives transactions, have impacted and may continue to impact the costs to a fund of trading these instruments and, as a result, may affect returns to investors in the Fund. Instruments in which the Fund may invest, or the issuers of such instruments, may be affected by this legislation and regulation in ways that are unforeseeable. Certain of the implementing regulations have not yet been finalized or made effective. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which the Fund may invest, is not yet certain.

Equity Securities

The Fund invests primarily in REITs, which are types of equity securities. The Fund may also invest in equity securities, which include common stocks, preferred securities, warrants to purchase common stocks or preferred securities, convertible securities, participatory notes, interests in real estate investment trusts, common and preferred units of master limited partnerships, and other securities with equity characteristics.

Common Stocks

Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred securities, dividends on common stocks are not prescribed in advance but are declared at the discretion of a company’s board.

While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, common stockholders are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

• Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

• Factors affecting an entire industry, such as increases in production costs; and

• Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

An investment in common stocks of issuers with small or medium market capitalizations generally involves greater risk and price volatility than an investment in common stocks of larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

Preferred Securities

Like common stocks, preferred securities are also units of ownership in a company, but preferred securities normally have preference over common stocks in the payment of dividends and the liquidation of the company. In all other respects, however, preferred securities are subordinated to the liabilities of the issuer. Unlike common stocks, preferred securities are generally not entitled to vote on corporate matters. Types of preferred securities include adjustable-rate preferred securities, fixed dividend preferred securities, perpetual preferred securities and sinking fund preferred securities. Generally, the market value of preferred securities with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Because preferred securities are generally junior to most other forms of debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred security than in a more senior debt security with similar stated yield characteristics.

Warrants

The Fund may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants are issued by the issuer of a security and provide their holder the option to purchase that security upon the warrants’ exercise at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. The prices of warrants do not necessarily parallel the prices of the underlying securities.

Convertible Securities

For issues where the conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred securities, until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security generally is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a comparable non-convertible fixed-income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar non-convertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like non-convertible debt or a preferred security in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security’s price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is significantly above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security’s price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed-income security, nor is it generally as sensitive to changes in share price as its underlying stock.

The Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities are often rated below investment-grade or are not rated, and therefore may be considered speculative investments. The credit rating of a company’s convertible securities is generally lower than that of its conventional debt securities. Convertible securities are normally considered “junior” securities—that is, the company usually must pay interest on its conventional corporate debt before it can make payments on its convertible securities. Some convertible securities are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company’s common stock.

Participatory Notes

The Fund may invest in participatory notes issued by banks or broker-dealers that are designed to replicate the performance of certain non-U.S. companies traded on a non-U.S. exchange. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a participatory note is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate located in the United States or foreign countries. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A hybrid REIT combines the characteristics of an equity REIT and a mortgage REIT.

Investing in REITs would subject the Fund to risks associated with the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

The Fund may also be subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Master Limited Partnerships

Equity securities in which the Fund may invest include master limited partnerships (“MLPs”). An MLP is an entity, most commonly a limited partnership that is taxed as a partnership, publicly traded and listed on a national securities exchange. Holders of common units of MLPs typically have limited control and limited voting rights as compared to holders of a corporation’s common shares. MLPs are limited by the Code to only apply to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as petroleum and natural gas extraction and transportation, although some other enterprises may also qualify as MLPs.

Illiquid Investments

The Fund may invest in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For purposes of this restriction, illiquid investments include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws) and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid investments if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board has delegated to the Adviser the day-to-day determination of the illiquidity of any portfolio security, although it has retained oversight over and ultimate responsibility for such determinations. The Adviser works with and to a large extent relies on the expertise and advice of the Sub-Adviser in making these liquidity determinations. Although no definitive liquidity criteria are used, the Board has directed the Adviser to look to such factors as (i) the nature of the market for a security (including the institutional private resale market, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security, and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer); (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); and (iii) other permissible relevant facts.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid investments will be priced at fair value as determined in good faith by the Board or its delegate.

Lending of Portfolio Securities

In order to generate additional income, the Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities that the Adviser has determined are creditworthy. The securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities; however, the Fund bears the risk that the securities lending agent may default on its contractual obligations to the Fund. The Fund also bears the market risk with respect to the investment of the cash collateral used to secure the loan. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower. The Fund will pay a portion of the income earned on other lending transactions to the placing broker and may pay administrative and custodial fees in connection with these loans.

In these loan arrangements, the Fund will receive cash collateral equal to at least 102% of the value of the securities loaned as determined at the time of loan origination. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the Fund or the borrower. While the Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

When the Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. However, the Fund currently recalls all loaned securities from the borrower so that it may receive dividends paid on the securities, if any.

Other Investment Companies and Other Pooled Investment Vehicles

The Fund may invest in other investment companies, including open-end funds, closed-end funds, unit investment trusts, and ETFs registered under the 1940 Act (“1940 Act ETFs”). Under the 1940 Act, the Fund’s investment in such securities is generally limited to 3% of the total voting stock of any one investment company; 5% of the Fund’s total assets with respect to any one investment company; and 10% of the Fund’s total assets in the aggregate. 1940 Act ETFs, however, may rely on Rule 12d1-4 under the 1940 Act to invest beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Fund will only invest in other investment companies and pooled investment vehicles that invest primarily in Fund-eligible investments. The Fund’s investments in other investment companies may include money market mutual funds. Investments in money market funds are not subject to the percentage limitations set forth above.

The Fund may invest in index ETFs, which are index funds bought and sold on a securities exchange. An index ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. ETFs can give exposure to all or a portion of the U.S. market, a foreign market, a region, a commodity, a currency, or to any other index that an ETF tracks. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate. In addition, because they, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the performance of the ETF may not replicate the performance of the underlying index that it is designed to track; (ii) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAV; (iii) an active trading market for an ETF may not develop or be maintained; and (iv) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.

If the Fund invests in other investment companies or pooled investment vehicles, Fund shareholders will bear not only their proportionate share of the Fund’s expenses, but also, indirectly, the similar expenses of the underlying investment companies or pooled investment vehicles. Shareholders would also be exposed to the risks associated not only to the Fund, but also to the portfolio investments of the underlying investment companies or pooled investment vehicles. Shares of certain closed-end funds may at times be acquired at market prices representing premiums to their NAVs. Shares acquired at a premium to their NAV may be more likely to subsequently decline in price, resulting in a loss to the Fund and its shareholders.

Over-the-Counter Market

The Fund may invest in over-the-counter securities. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter security is less than the volume of trading in a listed security. This means that the depth of market liquidity of some securities in which the Fund invests may not be as great as that of other securities and, if the Fund were to dispose of such a security, it might have to offer the securities at a discount from recent prices, or sell the securities in small lots over an extended period of time.

When-Issued or Delayed-Delivery Transactions

The Fund may from time to time purchase securities on a “when-issued” or other delayed-delivery basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest is accrued on debt securities and no dividend income is earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund’s other assets. Although when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its NAV. The Fund does not believe that NAV will be adversely affected by purchases of securities on a when-issued basis.

The Fund will designate on its books or maintain in a segregated account cash and liquid securities equal in value to commitments for when-issued securities. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of the segregated securities, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation).

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus under “Purchase and Sale of Shares.” The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

The Fund’s shares trade on the Listing Exchange at prices that may differ to some degree from their NAV. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of the Fund’s shares will continue to be met.

The Listing Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, Fund shares under any of the following circumstances: (1) if any of the requirements set forth in the Listing Exchange rules are not continuously maintained; (2) if, where the Listing Exchange has filed a separate proposal under Section 19(b) of the 1940 Act, any of the statements regarding (a) the index composition; (b) the description of the Fund; (c) limitations on the Fund’s portfolio holdings or reference assets; or (d) the applicability of the Listing Exchange listing rules specified in such proposal are not continuously maintained; (3) if, following the initial twelve-month period after the commencement of trading of the Fund on the Listing Exchange, there are fewer than 50 beneficial holders of the shares of the Fund for 30 or more consecutive trading days; (4) if the value of the Fund’s underlying index is no longer calculated or available or an interruption to the dissemination of the value of the index persists past the trading day in which it occurred or the underlying index is replaced with a new index, unless the new underlying index meets certain Listing Exchange requirements; or (5) if such other event shall occur or condition exists that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. In addition, the Listing Exchange will remove the shares from listing and trading upon termination of the Trust or the Fund.

The Trust reserves the right to adjust the share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions in Fund shares will be based on negotiated commission rates at customary levels.

The base and trading currency of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s NAV per share is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Listing Exchange.

MANAGEMENT

The management of the Trust, including general supervision of the duties performed for the Fund by the Adviser under the Management Agreement, is the responsibility of the Board. The number of trustees of the Trust is twelve, all of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, the Adviser or its affiliates. The names, business addresses and years of birth of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each trustee oversees and other directorships they hold are set forth below. Except as noted in the table below, the trustees of the Trust are directors or trustees, as the case may be, of 142 Nuveen-sponsored registered investment companies (the “Nuveen Funds”), which include 65 open-end mutual funds (the “Nuveen Mutual Funds”), 59 closed-end funds and 18 Nuveen ETFs.

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees:

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 1948	Trustee	Term—Indefinite Length of Service— Since 2016	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College; formerly, Director, Public Member, American Board of Orthopedic Surgery (2015-2020); Director (1997-2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm); Member and President Pro Tem of the Board of Regents for the State of Iowa University System (2007-2013); Director (1996-2015), The Gazette Company (media and publishing).	142	Formerly Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director (2000-2004), Alliant Energy.

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 1948	Trustee	Term—Indefinite Length of Service— Since 2016	Dean Emeritus, formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Past Director (2005-2015) and past President (2010-2014) of Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	142	Director (since 2009) of Wellmark, Inc.; formerly, Director (2004-2018) of Xerox Corporation.

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Amy B.R. Lancellotta 333 West Wacker Drive Chicago, IL 60606 1959	Trustee	Term—Indefinite Length of Service— Since 2021	Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA) (since 2020).	142	None

Joanne T. Medero 333 West Wacker Drive Chicago, IL 60606 1954	Trustee	Term—Indefinite Length of Service— Since 2021

Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM)(investment banking, investment management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).

				142	None

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 1952	Trustee	Term—Indefinite Length of Service— Since 2016

Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting), (since 2012); previously, held positions at Leap Wireless International, Inc.,(consumer wireless service) including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc.(telecommunications services) (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunications services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

142

Formerly, Chairman (2019), Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016).

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Trustee	Term—Indefinite Length of Service— Since 2016

Member of Board of Directors of Core12 LLC (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served on The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.

				142	None

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 1947	Trustee	Term—Indefinite Length of Service— Since 2016

Board Member of the Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member of the U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lakes states’ Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).

				142	None

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 1947	Trustee	Term—Indefinite Length of Service— Since 2016	Former Director, Chicago Board Options Exchange (2006-2017) and C2 Options Exchange, Incorporated (2009-2017); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	142	Formerly, Director, Cboe Global Markets, Inc. (2010-2020), (formerly named, CBOE Holdings, Inc.).

Matthew Thornton III 333 West Wacker Drive Chicago, IL 60606 1958	Trustee	Term—Indefinite Length of Service— Since 2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries).	142

Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	Chair of the Board and Trustee	Term—Indefinite Length of Service— Since 2016

Formerly, Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director of Quality Control Corporation (manufacturing) (2012- 2021); formerly, Director, Fulcrum IT Service LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000- 2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); Chair of the Board of the Kehrein Center for the Arts (philanthropy) (since 2021); Member of Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012) and is Chair of its Investment Committee; formerly, Member, Chicago Fellowship Board (philanthropy) (2005-2016); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				142	None

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 1955	Trustee	Term—Indefinite Length of Service— Since 2016	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	142

Formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Robert L. Young 333 West Wacker Drive Chicago, IL 60606 1963	Trustee	Term—Indefinite Length of Service— Since 2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc.(financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	142	None

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years

Officers of the Trust:

Jordan M. Farris 333 West Wacker Drive Chicago, IL 60606 1980	Chief Administrative Officer	Term—Indefinite Length of Service— Since 2019

Managing Director (since 2017), formerly, Vice President (2016-2017), Head of Product Management and Development, ETFs, of Nuveen; Managing Director (since 2019) Nuveen Fund Advisors, LLC; formerly, Director of Guggenheim Funds Distributors (2013-2016).

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402 1979	Vice President and Assistant Secretary	Term— Indefinite Length of Service— Since 2016

Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors, LLC (since 2017); Managing Director and Associate General Counsel (since January 2022), formerly, Vice President and Associate General Counsel of Nuveen (2013-2021); Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2018).

Diana R. Gonzalez 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1978	Vice President and Secretary	Term— Indefinite Length of Service— Since 2017

Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); formerly, Associate General Counsel of Jackson National Asset Management (2012-2017).

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President and Treasurer	Term— Indefinite Length of Service— Since 2016

Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017), Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term— Indefinite Length of Service— Since 2016	Managing Director (since 2017), formerly, Senior Vice President (2014-2017), of Nuveen Securities, LLC.

Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term— Indefinite Length of Service— Since 2019

Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen, Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Managing Director (since 2019), of Nuveen Fund Advisors, LLC; Chartered Financial Analyst and Certified Financial Risk Manager.

Jacques M. Longerstaey 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1963	Vice President	Term— Indefinite Length of Service— Since 2019

Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013–2019).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years
John M. McCann 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1975	Vice President	Term-- Indefinite Length of Service— Since 2022

Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2021); Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2021); Managing Director of TIAA SMA Strategies LLC (since 2021); Managing Director (since 2019, formerly, Vice President and Director), Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2018), formerly, Vice President and Director, Associate General Counsel and Assistant Secretary of Teachers Insurance and Annuity Association of America, Teacher Advisors LLC and TIAA-CREF Investment Management, LLC; Vice President (since 2017), Associate General Counsel and Assistant Secretary (since 2011) of Nuveen Alternative Advisors LLC; General Counsel and Assistant Secretary of Covariance Capital Management, Inc. (2014-2017).

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term— Indefinite Length of Service— Since 2016

Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017), Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly, Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC; Vice President and Secretary of Winslow Capital Management, LLC (since 2010); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

Jon Scott Meissner 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term— Indefinite Length of Service— Since 2019

Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

Deann D. Morgan 730 Third Avenue New York, NY 10017 1969	Vice President	Term— Indefinite Length of Service— Since 2020

President, Nuveen Fund Advisors, LLC (since November 2020); Executive Vice President, Global Head of Product at Nuveen, LLC (since November 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2020); Managing Member of MDR Collaboratory LLC (since 2018); formerly, Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing, The Blackstone Group (2013-2017).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years
William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term— Indefinite Length of Service— Since 2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016), of Nuveen.

E. Scott Wickerham 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Controller	Term— Indefinite Length of Service— Since 2019

Senior Managing Director, Head of Public Investment Finance of Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Assistant Secretary	Term— Indefinite Length of Service— Since 2008

Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016), of Nuveen.

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Vice President and Chief Compliance Officer	Term— Indefinite Length of Service— Since 2016

Formerly, Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management Company LLC, (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.

Board Leadership Structure and Risk Oversight

The Board oversees the operations and management of the Nuveen Funds, including the duties performed for the Nuveen Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of trustees who serve on the board of every fund in the Nuveen Fund complex. In adopting a unitary board structure, the trustees seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, diversity (including, among other things, gender, race and ethnicity), independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent trustees. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background (including, among other things, gender, race and ethnicity), skills, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the trustees across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management).

The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a chair that is an independent trustee. The Board recognizes that a chair can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chair may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the trustees have elected Mr. Toth to serve as the independent Chair of the Board. Specific responsibilities of the Chair include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the trustees are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit trustees to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of trustees among the different committees allows the trustees to gain additional and different perspectives of a Nuveen Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Open-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Mr. Toth, Chair, Ms. Wolff and Mr. Young. During the fiscal year ended December 31, 2021, the Executive Committee did not meet.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen Funds and the Adviser’s internal valuation group. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen Funds’ pricing procedures and actions taken by the Adviser’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the Adviser’s internal audit group. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Ms. Stone, Chair, Mr. Evans, Mr. Nelson,

Mr. Moschner, Ms. Stockdale and Mr. Young, each of whom is an independent trustee of the Nuveen Funds. During the fiscal year ended December 31, 2021, the Audit Committee met four times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen Funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, LLC, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview any and all candidates and to make the final selection of any new trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence meetings to internal and external sub-advisers and service providers) and, if qualifying as an independent trustee candidate, independence from the Adviser, the Sub-Adviser, the Distributor and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent trustees of the Nuveen Funds. The members of the Nominating and Governance Committee are Mr. Toth, Chair, Mr. Evans, Dr. Hunter, Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Ms. Stockdale, Ms. Stone, Mr. Thornton, Ms. Wolff and Mr. Young. During the fiscal year ended December 31, 2021, the Nominating and Governance Committee met eight times.

The Dividend Committee is authorized to declare distributions on the Nuveen Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Mr. Nelson, Mr. Moschner, Mr. Thornton and Mr. Young, Chair. During the fiscal year ended December 31, 2021, the Dividend Committee met four times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the Adviser’s investment services group regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Dr. Hunter, Ms. Lancellotta, Ms. Medero, Mr. Nelson, Mr. Thornton, Mr. Toth and Ms. Wolff, Chair. During the fiscal year ended December 31, 2021, the Compliance Committee met four times.

The Open-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Mutual Funds and the Nuveen ETFs (collectively, the “Nuveen Open-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Nuveen Open-End Fund and may review and evaluate any matters relating to any existing Nuveen Open-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Open-End Funds Committee are Mr. Moschner, Chair, Ms. Medero, Ms. Stockdale, Ms. Stone, Mr. Thornton, Mr. Toth and Mr. Young. During fiscal year ended December 31, 2021, the Open-End Funds Committee met four times.

Board Diversification and Trustee Qualifications

In determining that a particular trustee was qualified to serve on the Board, the Board has considered each trustee’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each trustee satisfies this standard. An effective trustee may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each trustee should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Jack B. Evans

Mr. Evans has served as Chairman (since 2019), formerly, President (1996-2019) of the Hall-Perrine Foundation, a private philanthropic corporation. Mr. Evans was formerly President and Chief Operating Officer (1972-1995) of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. He was a member of the Board of the Federal Reserve Bank of Chicago from 1997 to 2003 as well as a Director of Alliant Energy from 2000-2004 and Member and President Pro Tem of the Board of Regents for the State of Iowa University System from 2007 to 2013.

Mr. Evans is a Life Trustee of Coe College and formerly served as Chairman of the Board of United Fire Group from 2009 to 2021, served as a Director and Public Member of the American Board of Orthopedic Surgery from 2015 to 2020 and served on the Board of the Gazette Company from 1996 to 2015. He has a Bachelor of Arts from Coe College and a M.B.A. from the University of Iowa.

William C. Hunter

Dr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa in 2012, after having served as Dean of the College since July 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. He has held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. He has consulted with numerous foreign central banks and official agencies in Europe, Asia, Central America and South America. He has been a Director of Wellmark, Inc. since 2009. He is a past Director (2005-2015) and a past President (2010-2014) of Beta Gamma Sigma, Inc., The International Business Honor Society and a past Director (2004-2018) of the Xerox Corporation. Dr. Hunter received his PhD (1978) and MBA (1970) from Northwestern University and his BS from Hampton University (1970).

Amy B.R. Lancellotta

After 30 years of service, Ms. Lancellotta retired at the end of 2019 from the Investment Company Institute (ICI), which represents regulated investment companies on regulatory, legislative and securities industry initiatives that affect funds and their shareholders. From November 2006 until her retirement, Ms. Lancellotta served as Managing Director of ICI’s Independent Directors Council (IDC), which supports fund independent directors in fulfilling their responsibilities to promote and protect the interests of fund shareholders. At IDC, Ms. Lancellotta was responsible for all ICI and IDC activities relating to the fund independent director community. In conjunction with her responsibilities, Ms. Lancellotta advised and represented IDC, ICI, independent directors and the investment company industry on issues relating to communication, governance and policy initiatives. Prior to serving as Managing Director of IDC, Ms. Lancellotta held various other positions with ICI beginning in 1989. Before joining ICI, Ms. Lancellotta was an associate at two Washington D.C. law firms. In addition, since 2020, she has been a member of the Board of Directors of the Jewish Coalition Against Domestic Abuse (JCADA), an organization that seeks to end power-based violence, empower survivors and ensure safe communities. Ms. Lancellotta received a B.A. degree from Pennsylvania State University in 1981 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1984.

Joanne T. Medero

Ms. Medero has over 30 years of financial services experience and, most recently, from December 2009 until her retirement in July, 2020, she was a Managing Director in the Government Relations and Public Policy Group at BlackRock, Inc. (BlackRock). From July 2018 to July 2020, she was also a Senior Advisor to BlackRock’s Vice Chairman, focusing on public policy and corporate governance issues. In 1996, Ms. Medero joined Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, she was a Managing Director and served as Global General Counsel and Corporate Secretary until 2006. Then, from 2006 to 2009, Ms. Medero was a Managing Director and Global Head of Government Relations and Public Policy at Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, she was a Managing Director and served as Global General Counsel and Corporate Secretary until 2006. Then, from 2006 to 2009, Ms. Medero was a Managing Director and Global Head Government Relations and Public Policy at Barclays Group (IBIM), where she provided policy guidance and directed legislative and regulatory advocacy programs for the investment banking, investment management and wealth management businesses. Before joining BGI, Ms. Medero was a Partner at Orrick, Herrington & Sutcliffe LLP from 1993 to 1995, where she specialized in derivatives and financial markets regulation issues. Additionally, she served as General Counsel of the Commodity Futures Trading Commission (CFTC) from 1989 to 1993 and, from 1986 to 1989, she was Deputy Associate Director/Associate Director for Legal and Financial Affairs at The White House Office of Presidential Personnel. Further, from 2006 to 2010, Ms. Medero was a member of the CFTC Global Markets Advisory Committee and she has been actively involved in financial industry associations, serving as Chair of the Steering Committee of the SIFMA (Securities Industry and Financial Markets Association) Asset Management Group (2016-2018) and Chair of the CTA (Commodity Trading Advisor), CPO (Commodity Pool Operator) and Futures Committee of the Managed Funds Association (2010-2012). Currently, Ms. Medero chairs the Corporations, Antitrust and Securities Practice Group of The

Federalist Society of Law and Public Policy (since 2010 and from 2000 to 2002). In addition, since 2019, she has been a member of the Board of Directors of the Baltic-American Freedom Foundation, which seeks to provide opportunities for citizens of the Baltic States to gain education and professional development through exchanges in the United States. Ms. Medero received a B.A. degree from St. Lawrence University in 1975 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1978.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner was Chairman of the Board (2019) and a member of the Board of Directors (2012-2019) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979.

John K. Nelson

Mr. Nelson is on the Board of Directors of Core12, LLC. (since 2008), a private firm that develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank's Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank's representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014). At Fordham University, he served as a director of The President's Council (2010- 2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). Mr. Nelson is a graduate of Fordham University, holding a BA in Economics and an MBA in Finance.

Judith M. Stockdale

Ms. Stockdale retired in 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Low Country of South Carolina. She is currently a board member of the Land Trust Alliance (since 2013). Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Council of the National Zoological Park, the Governor’s Science Advisory Council (Illinois), and the Nancy Ryerson Ranney Leadership Grants Program. She has served on the Boards of Brushwood Center, Forefront f/k/a Donors Forum and the U.S. Endowment for Forestry and Communities. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone recently retired from the Board of Directors of the Cboe Global Markets, Inc. (formerly, CBOE Holdings, Inc.), having served from 2010-2020. She previously served on the Boards of the Chicago Board Options Exchange and C2 Options Exchange, Incorporated. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as

Deputy Director from 1995 through 1999. She has also served as the Chair of the New York Racing Association Oversight Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College.

Matthew Thornton III

Mr. Thornton has over 40 years of broad leadership and operating experience from his career with FedEx Corporation (“FedEx”), which, through its portfolio of companies, provides transportation, e-commerce and business services. In November 2019, Mr. Thornton retired as Executive Vice President and Chief Operating Officer of FedEx Freight Corporation (FedEx Freight), a subsidiary of FedEx, where, from May 2018 until his retirement, he had been responsible for day-to-day operations, strategic guidance, modernization of freight operations and delivering innovative customer solutions. From September 2006 to May 2018, Mr. Thornton served as Senior Vice President, U.S. Operations at Federal Express Corporation (FedEx Express), a subsidiary of FedEx. Prior to September 2006, Mr. Thornton held a range of positions of increasing responsibility with FedEx, including various management positions. In addition, Mr. Thornton currently (since 2014) serves on the Board of Directors of The Sherwin-Williams Company, where he is a member of the Audit Committee and the Nominating and Corporate Governance Committee, and the Board of Directors of Crown Castle International (since 2020), where he is a member of the Strategy Committee and the Compensation Committee. Formerly (2012-2018), he was a member of the Board of Directors of Safe Kids Worldwide®, a non-profit organization dedicated to the prevention of childhood injuries. Mr. Thornton is a member (since 2014) of the Executive Leadership Council (ELC), the nation’s premier organization of global black senior executives. He is also a member of the National Association of Corporate Directors (NACD). Mr. Thornton has been recognized by Black Enterprise on its 2017 list of the Most Powerful Executives in Corporate America and by Ebony on its 2016 Power 100 list of the world’s most influential and inspiring African Americans. Mr. Thornton received a B.B.A. degree from the University of Memphis in 1980 and an M.B.A. from the University of Tennessee in 2001.

Terence J. Toth

Mr. Toth, the Nuveen Funds’ Independent Chairman, was a Co-Founding Partner of Promus Capital (2008-2017). From 2012 to 2021, he was a Director of Quality Control Corporation, from 2010 to 2019, he was a Director of Fulcrum IT Service LLC and from 2012 to 2016, he was a Director of LogicMark LLC. From 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves as Chair of the Board of the Kehrein Center for the Arts (since 2021) and is on the Board of Catalyst Schools of Chicago (since 2008). He is on the Mather Foundation Board (since 2012) and is the Chair of its Investment Committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his M.B.A. from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. From 2013 to 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she currently is the Chair. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law.

Robert L. Young

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan

Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees.

Board Compensation

The following table shows, for each independent trustee, (1) the aggregate compensation (including deferred amounts) to be paid by the Fund for the fiscal year ended December 31, 2021 (2) the amount of total compensation paid by the Fund that has been deferred, and (3) the total compensation (including deferred amounts) paid to each trustee by the Nuveen Funds during the fiscal year ended December 31, 2021. Pursuant to the Board’s deferred compensation plan, a portion of the independent trustees’ compensation may be deferred and treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amount of total compensation that has been deferred provided below represents the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Fund.

Name of Trustee	Aggregate Compensation From Fund	Amount of Total Compensation That Has Been Deferred	Total Compensation From Nuveen Funds Paid to Trustee
Jack B. Evans	$120	$0	$408,231
William C. Hunter	117	0	415,750
Amy B.R. Lancellotta**	63	0	117,500
Joanne T. Medero**	63	0	117,500
Albin F. Moschner	120	0	420,050
John K. Nelson	123	0	434,500
Judith M. Stockdale	117	0	416,252
Carole E. Stone	119	0	420,404
Matthew Thornton III*	104	0	335,500
Terence J. Toth	148	0	499,050
Margaret L. Wolff	116	0	425,836
Robert L. Young	117	0	350,055

* Mr. Thornton was elected to the Board of Trustees effective November 16, 2020.

** Ms. Lancellotta and Ms. Medero were elected to the Board of Trustees effective June 1, 2021.

Effective January 1, 2021, independent trustees received a $200,000 annual retainer, increased to $205,000 as of January 1, 2022, plus they receive (a) a fee of $7,000 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance is required and $2,000, increased to $3,000 as of January 1, 2022, per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000, increased to $2,250 as of January 1, 2022, per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $5,000 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000, increased of $1,250 as of January 1, 2022, per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Open-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chair of the Board receives $90,000, increased to $100,000, increased of $125,000, as of January 1, 2022, and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Open-End Funds Committee receive $15,000, increased to $20,000 as of January 1, 2022, each as additional retainers. Independent trustees also receive a fee of $3,500 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund. In certain instances, fees and expenses will be allocated only to those Nuveen Funds that are discussed at a given meeting. In certain circumstances, such as during the COVID-19 pandemic, the Board may hold in-person meetings by telephonic or videographic means and be compensated at the in-person rate.

The Trust does not have a retirement or pension plan. The Trust is a participant in a deferred compensation plan (the “Deferred Compensation Plan”) that permits any independent trustee to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the participating Nuveen Funds when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. An independent trustee may elect to receive distributions in a lump sum or over a period of five years. No participating Nuveen Fund will be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Trust has no employees. Each officer of the Trust serves without any compensation from the Fund. The CCO’s compensation, which is composed of base salary and incentive compensation, is paid by the Adviser, with review and input by the Board. The Fund reimburses the Adviser for an allocable portion of the Adviser’s cost of the CCO’s incentive compensation.

Share Ownership

The information in the table below discloses the dollar ranges of (i) each trustee’s beneficial ownership in the Fund, and (ii) each trustee’s aggregate beneficial ownership in all Nuveen Funds, including in each case the value of fund shares elected by the trustee in the trustees’ deferred compensation plan, as of December 31, 2021, based on the value of fund shares as of that same date.

Name of Trustee	Dollar Range of Equity Securities In the Fund	Aggregate Dollar Range Of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jack B. Evans	$0	Over $100,000
William C. Hunter	$0	Over $100,000
Amy B.R. Lancellotta**	$0	$0
Joanne T. Medero**	$0	$0
Albin F. Moschner	$0	Over $100,000
John K. Nelson	$0	Over $100,000
Judith M. Stockdale	$0	Over $100,000
Carole E. Stone	$0	Over $100,000
Matthew Thornton III*	$0	$0
Terence J. Toth	$0	Over $100,000
Margaret L. Wolff	$0	Over $100,000
Robert L. Young	$0	Over $100,000

*Mr. Thornton was elected to the Board of Trustees effective November 16, 2020.

**Ms. Lancellotta and Ms. Medero were elected to the Board of Trustees effective June 1, 2021.

As of April 5, 2022, the officers and trustees of the Trust, in the aggregate, owned less than 1% of the shares of the Fund.

As of April 5, 2022, none of the independent trustees or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

SERVICE PROVIDERS

Investment Adviser

Nuveen Fund Advisors, LLC, the Fund’s investment adviser, has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. In addition, the Adviser arranges for sub-advisory, transfer agency, custody, fund administration and all other non-distribution related services necessary for the Fund to operate. The Adviser is a wholly owned subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”). The Adviser is located at 333 West Wacker Drive, Chicago, Illinois 60606.

For the management services and facilities furnished by the Adviser under the Management Agreement, the Fund has agreed to pay an annual management fee based on a percentage of the Fund’s average daily net assets, payable monthly, at a rate set forth in the Prospectus under “Fund Management—Management Fees.” From time to time, the Adviser may waive all or a portion of its fee. The Adviser is responsible for substantially all other expenses of the Fund, except any future distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, fees and expenses of the independent trustees (including any trustees’ counsel fees), certain compensation expenses of the Fund’s chief compliance officer, litigation expenses, and extraordinary expenses. The following table sets forth the management fees paid by the Fund for the last three fiscal years ended December 31.

Amount of Management Fees
01/01/19-12/31/19	01/01/20-12/31/20	01/01/21-12/31/21
$189,488	$154,826	$201,986

Sub-Adviser

The Adviser has selected Teachers Advisors, LLC to serve as sub-adviser to the Fund, with primary responsibility for managing the Fund’s portfolio. TAL is a wholly owned subsidiary of Nuveen and an affiliate of the Adviser. TAL also manages the investments of the TIAA-CREF Funds, the TIAA-CREF

Life Funds and the TIAA Separate Account VA-1 and serves as sub-adviser to certain other funds managed by Nuveen Fund Advisors. TAL is located at 730 Third Avenue, New York, New York 10017-3206. The Adviser pays TAL a portfolio management fee out of the advisory fee paid to the Adviser for its services to the Fund equal to 50% of the remainder of (a) the management fee payable by the Fund to the Adviser based on average daily net assets pursuant to the Management Agreement, less (b) any management fee waivers, expense reimbursement payments, revenue sharing payments and operating expenses of the Fund borne by the Adviser with respect to the Fund.

As a result of their common ownership by Nuveen and, ultimately, TIAA, Nuveen Fund Advisors and TAL are considered affiliated persons under common control, and the registered investment companies managed by each are considered to be part of the same group of investment companies.

Portfolio Managers

The following individuals have primary responsibility for the day-to-day implementation of the investment strategies of the Fund.

Teachers Advisors, LLC
Philip James (Jim) Campagna CFA, Managing Director
Lei Liao CFA, Managing Director

Potential Conflicts of Interest of the Sub-Adviser and the Portfolio Managers

Certain portfolio managers of the Fund also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA, its affiliated investment advisers or other client or proprietary accounts (collectively, “Accounts”), which may raise potential conflicts of interest. The Sub-Adviser and its affiliated investment advisers have put in place policies and procedures designed to mitigate any such conflicts. Additionally, TIAA or its affiliates may be involved in certain investment opportunities that have the effect of restricting or limiting Fund participation in such investment opportunities. Such conflicts and mitigating policies and procedures include the following:

Conflicting Positions. Investment decisions made for the Fund may differ from, and may conflict with, investment decisions made by the Sub-Adviser or any of its affiliated investment advisers for Accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an Account were to sell a significant position in a security while the Fund maintained its position in that security, the market price of such security could decrease and adversely impact the Fund’s performance. In the case of a short sale, the selling Account would benefit from any decrease in price.

Conflicts may also arise in cases where one or more Funds or Accounts are invested in different parts of an issuer’s capital structure. For example, the Fund (or an Account) could acquire debt obligations of a company while an Account (or the Fund) acquires an equity investment in the same company. In negotiating the terms and conditions of any such investments, the Sub-Adviser (or, in the case of an Account, an affiliated investment adviser) may find that the interests of the debt-holding Fund (or Account) and the equity-holding Account (or Fund) may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt-holding Funds (or Accounts) may be better served by a liquidation of an issuer in which they could be paid in full, while equity-holding Accounts (or Funds) might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be the Fund (or an Account). Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis pursuant to policies and procedures designed to mitigate any such conflicts. Any such discussions will factor in the interests of the relevant parties and applicable laws and regulations. The Sub-Adviser may seek to avoid such conflicts, and, as a result, the Sub-Adviser may choose not to make such investments on behalf of the Fund, which may adversely affect the Fund’s performance if similarly attractive opportunities are not available or identified.

Allocation of Investment Opportunities. Even where Accounts have similar investment mandates as the Fund, the Sub-Adviser or its affiliated investment advisers may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more Accounts, but not for the Fund, or are appropriate for the Fund but in different amounts, terms or timing than is appropriate for an Account. As a result, the amount, terms or timing of an investment by the Fund may differ from, and performance may be lower than, investments and performance of an Account.

Aggregation and Allocation of Orders. The Sub-Adviser and its affiliated investment advisers may aggregate orders of the Fund and Accounts, in each case consistent with the applicable adviser’s policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating Accounts and Funds, the Sub-Adviser or its affiliated investment advisers may be perceived as causing one Fund or Account to participate in an aggregated transaction in order to increase the Sub-Adviser’s or its affiliated investment advisers’ overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for the Sub-Adviser to disproportionately allocate securities expected to increase in value to certain Accounts at the expense of the Fund. In addition, the Fund may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

The Sub-Adviser and its affiliated investment advisers have adopted procedures designed to mitigate the foregoing conflicts of interest by treating the Fund and Account they advise fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, the Sub-Adviser’s or its affiliated investment advisers’ trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that Funds and Accounts are being treated fairly and equitably over time.

For example, in allocating investment opportunities, a portfolio manager considers an Account’s or Fund’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating Account or Fund is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating Account or Fund receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an Account’s or Fund’s benchmark and the portfolio manager is underweight in that security relative to the applicable Account’s or Fund’s benchmark. Moreover, the procedures set forth guidelines under which trading for long sales of single securities over short sales of the same or closely related securities are monitored to ensure that the trades are treated fairly and equitably. Additionally, the Fund’s portfolio managers’ decisions for executing those trades are also monitored.

The Sub-Adviser’s procedures also address basket trades (trades in a wide variety of securities—on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single-security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular Account or Fund pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same monitoring as single-security trades because an automated and systematic process is used to execute trades; however, the Fund’s portfolio managers’ decisions for executing those trades are monitored.

Research. The Sub-Adviser allocates brokerage commissions to brokers who provide execution and research services for the Fund and some or all of the Sub-Adviser’s other clients. Such research services may not always be utilized in connection with the Fund or other client Accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. The Sub-Adviser is authorized to pay, on behalf of the Fund, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. The Sub-Adviser has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for brokers’ in-house and non-proprietary research, the process for allocating brokerage, and the Sub-Adviser’s practices regarding the use of third-party soft dollars.

IPO Allocation. The Sub-Adviser has adopted procedures designed to ensure that it allocates initial public offerings (“IPOs”) to the Fund and the Sub-Adviser’s other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

Compensation. The compensation paid to the Sub-Adviser for managing the Fund, as well as certain other clients, is based on a percentage of assets under management, whereas the compensation paid to the Sub-Adviser for managing certain other clients is based on cost. However, no client currently pays the Sub-Adviser a performance-based fee. Nevertheless, the Sub-Adviser may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which the Sub-Adviser has a proprietary interest or to certain other accounts in which the Sub-Adviser receives a larger asset-based fee.

TIAA. TIAA or its affiliates, including Nuveen, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, the Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to an Account’s investments and/or the internal policies of TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when the Sub-Adviser will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of TIAA or its affiliates may also limit the investment strategies and rights of the Fund. For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by TIAA or its affiliates for the Fund and Accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Sub-Adviser, on behalf of the Fund or Accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, the Sub-Adviser, on behalf of the Fund or Accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Sub-Adviser, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Structure of Compensation for the Portfolio Managers

Portfolio managers are compensated through a combination of base salary, annual performance awards, long-term compensation awards and, for certain portfolio managers, equity-like performance based plans. Currently, the annual performance awards and long-term compensation awards are determined using both quantitative (75%) and qualitative factors (25%) including, but not limited to, Investment Ratio, ranking versus Morningstar peers, risk-adjusted variation in return vs. benchmark, and management/peer reviews.

The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; (2) a long-term performance award, which is on a 3-year cliff vesting cycle and (3) an equity-like profits interest plan. Fifty percent (50%) of the long-term award is based on the Fund(s) managed by the portfolio manager during the 3-year vesting period, while the value of the remainder of the long-term award is based on the performance of the TIAA organization as a whole. The equity-like profits interest vests over time and entitles participants to a percentage of Advisors’ annual profits and the profits of its affiliate Nuveen Asset Management. The equity-like profits interest is allocated to individual portfolio managers based on such person’s overall contribution to Advisors and Nuveen Asset Management.

Risk-adjusted investment performance is calculated, where records are available, over one, three and five years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. Please see the Fund’s Prospectus for more information regarding their benchmark indices. An Information Ratio is then calculated utilizing the gross excess return in the numerator and the greater of the 52-week realized Active Risk (tracking error) or a minimum targeted risk level (typically 300 basis points) in the denominator to generate risk-adjusted investment performance.

Performance relative to peers is evaluated using Morningstar percentile rankings for the 1-, 3- and 5-year ratings, when applicable. For managers with less than a 5-year track record, a 0.25 Investment Ratio and a peer ranking at the middle of the Morningstar grouping is used.

Utilizing the quantitative and qualitative factors discussed above, total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity group as a unit and the relative success of the TIAA organization in achieving its financial and operational objectives.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table below.

Other Accounts Managed by the Portfolio Managers

In addition to the Fund, as of December 31, 2021, the portfolio managers were also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets (millions)	Number of Accounts with Performance- Based Fees	Assets of Accounts with Performance- Based Fees
Philip James (Jim) Campagna	Registered Investment Companies	27	$158,776	0	$0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	6	996	0	0
Lei Liao	Registered Investment Companies	27	$158,776	0	$0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	6	996	0	0

Beneficial Ownership of Securities by the Portfolio Managers

As of the fiscal year ended December 31, 2021, the portfolio managers did not beneficially own any shares of the Fund.

Administrator, Custodian, and Transfer Agent

Brown Brothers Harriman (“BBH”), located at 50 Post Office Square, Boston, Massachusetts 02110, is the administrator, custodian and transfer agent for the Fund. As custodian, BBH performs custodial, fund accounting and portfolio accounting services.

Distributor

Nuveen Securities, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the principal underwriter of the Nuveen ETFs, including the Fund, pursuant to a Distribution Agreement dated August 2, 2016 (the “Distribution Agreement”). The Distributor is an affiliate of the Adviser and a subsidiary of Nuveen. The Distributor also serves as the principal underwriter for the Nuveen Mutual Funds and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds.

Pursuant to the Distribution Agreement, the Fund has appointed the Distributor to be its agent for the distribution of the Fund’s shares on a continuous offering basis. Shares are continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under “Purchase and Redemption of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

The Adviser and/or its affiliates may make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other Nuveen ETFs available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by the Adviser and/or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Nuveen ETF complex. Payments of this type are sometimes referred to as “revenue-sharing payments.” A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other Nuveen ETFs over another investment.

Distribution and Service Plan

The Fund has adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides in substance that an open-end management investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plan authorizes the Fund to pay up to 0.25% in distribution fees to the Distributor. No payments pursuant to the Plan will be made during the next twelve (12) months of operation.

The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the independent trustees who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board and a vote of the independent trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of shareholders, and any other material amendments of the Plan must be approved by the independent trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the independent trustees of the Trust will be committed to the discretion of the independent trustees then in office. With the exception of the Distributor and its affiliates, no “interested person” of the Fund, as that term is defined in the 1940 Act, and no trustee of the Fund has a direct or indirect financial interest in the operation of the Plan or any related agreement.

Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”), 200 East Randolph Street, Suite 5500, Chicago, Illinois 60601, independent registered public accounting firm, has been selected as auditors for the Fund.

Securities Lending Agent

State Street Bank and Trust Company (“State Street”) serves as the securities lending agent to the Fund. Pursuant to a Securities Lending Agreement and in accordance with procedures established by the Board of Trustees, State Street effects loans of Fund securities to any firm on a list of approved borrowers, negotiates loan terms, monitors the value of the loaned securities and collateral, requests additional collateral as necessary, manages reinvestment of collateral in a pooled cash collateral reinvestment vehicle, arranges for the return of loaned securities to the Fund, and maintains records and prepares reports regarding loans that are made and the income derived therefrom.

The Fund did not engage in securities lending transactions during the fiscal year ending December 31, 2021. Consequently, the Fund did not earn any income or pay any fees related to securities lending activities for this period.

CODES OF ETHICS

The Fund, the Adviser, the Sub-Adviser, the Distributor and the Board’s independent trustees have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and, with respect to the Adviser and the Sub-Adviser, Rule 204A-1 under the Investment Advisers Act of 1940, as amended, addressing personal securities transactions and other conduct by investment personnel and other persons who may have access to information about the Fund’s securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Fund, subject to certain prohibitions, which may include prohibitions on investing in certain types of securities, pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board and could result in severe penalties.

PROXY VOTING POLICIES

The Fund has delegated authority to the Adviser to vote proxies for securities held by the Fund, and the Adviser has in turn delegated that responsibility to the Sub-Adviser. The Adviser’s proxy voting policy establishes minimum standards for the exercise of proxy voting authority by the Sub-Adviser.

The Sub-Adviser votes proxies of the Fund’s portfolio companies in accordance with the guidelines articulated in the TIAA-CREF Policy Statement on Responsible Investing, attached as Appendix A of this SAI.

The Sub-Adviser has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third party proxy advisory firms and other consultants, various corporate governance-focused organizations, related publications and TIAA investment professionals. Based on their analysis of proposals and guided by the TIAA-CREF Policy Statement on Responsible Investing, these professionals then vote in a manner intended solely to advance the best interests of the Fund’s shareholders.

The Sub-Adviser has implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) a clear separation of proxy voting functions from external client relationship and sales functions; and (ii) the active monitoring by the Sub-Adviser’s legal and compliance professionals of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Fund’s proxy voting (e.g., the Sub-Adviser’s proxy voting professionals, or a senior executive of the Sub-Adviser or the Sub-Adviser’s affiliates).

There could be rare instances in which an individual who has a direct role in executing or influencing the Fund’s proxy voting (e.g., the Sub-Adviser’s proxy voting professionals or a senior executive of the Sub-Adviser or the Sub-Adviser’s affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

Voted Proxies. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov.

BROKERAGE TRANSACTIONS

The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of the Sub-Adviser to place brokerage orders with the objective of obtaining the best execution. In evaluating best execution for transactions, the Sub-Adviser considers a number of factors, including, without limitation, the following: best price; the nature of the security being traded; the nature and character of the markets for the security to be purchased or sold; the likely market impact of the transaction based on the nature of the transaction; the skill of the executing broker; the liquidity being provided by the broker; the broker-dealer’s settlement and clearance capability; the reputation and financial condition of the broker-dealer; the costs of processing information; the nature of price discovery in different markets; and the laws and regulations governing investment advisers. When purchasing or selling securities traded on the over-the-counter market, the Sub-Adviser generally will execute the transactions with a broker engaged in making a market for such securities. When the Sub-Adviser deems the purchase or sale of a security to be in the best interests of one or more Funds, its personnel may, consistent with its fiduciary obligations, decide either to buy or to sell a particular security for the Fund at the same time as for other funds that it may be managing, or that may be managed by its affiliated, investment advisers. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Transactions on equity exchanges, commodities markets and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers.

Transactions in foreign investments also have negotiated commission rates and they are for the most part the same for all brokers in a particular country with a few exceptions. Trades are regularly monitored for best execution purposes by the equity trading desk.

The Sub-Adviser’s fixed-income traders select the broker-dealers (sell-side) with whom they do business independent of any research, strategy pieces or trade recommendations provided to the Sub-Adviser. The vast majority of institutional fixed-income trading is conducted over-the-counter rather than on exchanges, with set prices plus commissions. Fixed-income trading is based on the risk-taking practice of market making by sell-side firms, which attempt to capture the bid/ask spread on trades where capital is committed (principal model) or on a pre-negotiated spread concession for riskless principal trades (agency model).

The fixed-income marketplace does not use a voting system to rate broker-dealers with the intent of using those rankings to direct or allocate trades. The directive to the Sub-Adviser’s fixed-income traders, and the conventional trading construct within the fixed-income market, is based on the practice of fiduciary efforts to achieve best execution. The research, credit opinions and relative value trade recommendations provided by the Sub-Adviser’s sell-side counterparts are evaluated, but there is no direct linkage between that evaluation and the Sub-Adviser’s selection of a particular broker-dealer for trade execution. When selecting a broker, the traders follow established trading protocols for data aggregation, price discovery, inventory mining and information protection and conduct an assessment of counterparty performance. The protocol incorporates the Sub-Adviser’s knowledge of and experience with select broker-dealers with respect to providing liquidity, namely the highest bid price or lowest offer price for a particular security.

Every broker is formally approved by the Equity or Fixed-Income Best Execution Committee, as appropriate, which is comprised of representatives from trading, portfolio management, compliance and law. Risk management also reviews the creditworthiness of all brokers.

Consistent with best execution, the Sub-Adviser may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. With respect to equity securities, the Sub-Adviser has adopted a policy embodying the concepts of Section 28(e) under the 1934 Act, which provides a safe harbor allowing an investment adviser to cause a client to pay a higher commission to a broker that also provides research services than the commission another broker would charge (generally referred to as the use of “soft dollars”). To utilize soft dollars, the Adviser must determine in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and that, over time, each client paying soft dollars receives some benefit from the research obtained through the use of soft dollars. An adviser may make such a determination based upon either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Therefore, specific research may not necessarily benefit all accounts paying commissions to such broker. Research obtained through soft dollars may be developed by the broker or a third party, where the obligation to pay is between the broker and the third party. In such cases the research will be paid for through a Commission Sharing Arrangement (“CSA”) or similar arrangement.

Fixed-income trades on behalf of the Fund may not be allocated in order to generate soft dollar credits, but, at times, a broker may send the Sub-Adviser unsolicited proprietary research that may be based, in part, on fixed-income trading volume directed to that broker. Similarly, trades on behalf of the Fund that follow an index or quantitative strategy, or execution-only trades, may not generate soft dollars, but, at times, a broker may send the Sub-Adviser unsolicited proprietary research that is based, in part, on such trades.

Research or services obtained for the Fund may be used by the Sub-Adviser in managing other Funds and the accounts of other investment company clients and advisory clients of the Sub-Adviser. Research or services obtained for the Trust also may be used by the Sub-Adviser’s affiliated investment advisers, including TIAA-CREF Investment Management, LLC (“TCIM”), for the benefit of their respective clients, and vice versa.

In accordance with the 1940 Act, the Fund has adopted a policy prohibiting the Fund from compensating brokers or dealers for the sale or promotion of Fund shares by the direction of portfolio securities transactions for the Fund to such brokers or dealers. In addition, the Sub-Adviser has instituted policies and procedures so that the Sub-Adviser’s personnel do not violate this policy of the Fund.

The following table sets forth the aggregate brokerage commissions paid by the Fund during the last three fiscal years.

Aggregate Brokerage Commissions Paid by the Fund
01/01/19-12/31/19	01/01/20-12/31/20	01/01/21-12/31/21
$1,432	$4,455	$805

During the fiscal year ended December 31, 2021, the Fund did not pay commissions to brokers in return for their research services.

The Fund did not acquire the securities of its regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act or of the parents of the brokers or dealers during the fiscal year ended December 31, 2021.

From time to time, the Sub-Adviser may effect purchases and sales of securities between the Fund and other funds or clients advised by the Sub-Adviser or an affiliate (such transactions referred to herein as “cross trades”) if it believes that such transactions are beneficial for each party and consistent with each party’s investment objectives and guidelines, subject to applicable law and regulation. Cross trades may give rise to potential conflicts of interest for the Sub-Adviser. On any occasion when the Fund participates in a cross trade, the Sub-Adviser and the Fund will comply with procedures adopted pursuant to Rule 17a-7 under the 1940 Act and applicable SEC guidance.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies which govern the dissemination of the Fund’s portfolio holdings. The Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The policies adopted by the Trust are implemented and overseen by the Chief Compliance Officer of the Fund, subject to the oversight of the Board. Compliance officers of the Fund, the Adviser and Sub-Adviser periodically monitor overall compliance with the policies to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the policies. Periodic reports regarding these policies will be provided to the Board. The Board must approve all material amendments to these policies. Prior to the commencement of trading on each day that the Fund is open for business, (1) the Fund’s portfolio holdings are publicly disseminated on the Fund’s publicly accessible website, www.nuveen.com/etf, and through financial reporting and news services, and (2) the composition of the basket of securities and/or cash that will constitute a Creation Unit is publicly disseminated via the National Securities Clearing Corporation, a clearing agency registered with the SEC (“NSCC”).

The Trust, the Adviser and/or Sub-Adviser, and the Distributor will generally not disseminate non-public portfolio holdings information concerning the Fund. However, non-public portfolio holdings information may be provided to certain parties if approved by the Fund’s Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Fund, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

There is no assurance that the Trust’s policies on portfolio holdings disclosure will protect the Fund from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Purchase and Sale of Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to

the DTC system is also available to other banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Listing Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth the percentage ownership of each person, who, as of April 5, 2022, owned of record, or is known by the Adviser to have owned beneficially, 5% or more of the Fund’s shares.

Name and Address of Owner	Percentage of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-0000	22.61%

National Financial Services Corporation 200 Liberty Street New York, NY 70281	18.86%

Name and Address of Owner	Percentage of Ownership
TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154-0000	15.68%

Merrill Lynch, Pierce, Fenner & Smith Inc. 250 Vesey Street New York, NY 10080-0000	11.12%

Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610-9122	8.52%

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of the Distributor (the “Agent”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. When granted the power to vote, the Agent shall mirror vote such shares in the same proportion as all other beneficial owners of the Fund.

It is also possible that, from time to time, Nuveen or its affiliates may, subject to compliance with applicable law, purchase and hold shares of the Fund. Nuveen and its affiliates reserve the right, subject to compliance with applicable law, to sell at any time some or all of the shares of the Fund acquired for their own accounts. A large sale of shares of the Fund by Nuveen or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s market price.

PURCHASE AND REDEMPTION OF CREATION UNITS

The Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares called a “Creation Unit.” Creation Units are typically purchased and redeemed in-kind, but they may also be purchased and redeemed, in whole or in part, for cash in the Adviser’s discretion. The Fund’s NAV is determined once each day the NYSE is open for business (a “Business Day”), as described under “Determination of Net Asset Value.”

Only Authorized Participants may purchase and redeem Creation Units directly from the Fund at NAV. To become an Authorized Participant, a firm must execute an Authorized Participant Agreement (the “Participant Agreement”) that has been agreed to by the Distributor and BBH, in a form approved by the Trust. Among other things, the Participant Agreement requires that an Authorized Participant be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC or (ii) a DTC Participant.

The Fund issues and redeems Creation Units through the Distributor at their NAV next determined after receipt of an order in proper form on any Business Day. All orders to purchase or redeem Creation Units directly from the Fund, including non-standard orders (as defined below), must be placed in the manner and by the time specified by the Fund on each Business Day (generally, 4 p.m., Eastern time) (the “Cut-Off Time”). The date on which an order to purchase or redeem Creation Units is received in proper form and is accepted by the Distributor is referred to as the “Order Placement Date.” An order is generally considered to be in “proper form” if all procedures set forth in the Participant Agreement, the AP Handbook and this SAI are properly followed.

An Authorized Participant submitting a creation or redemption order is deemed to make certain representations to the Trust as set forth in the Participant Agreement. The Distributor reserves the right to verify these representations in its discretion. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Distributor in its sole discretion, the order will not be considered to have been received in proper form and may be rejected by the Distributor.

Purchase (Creation)

Fund Deposit. The consideration for purchase of a Creation Unit of the Fund generally consists of (a) either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each

Creation Unit or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and (b) the Cash Component, defined and computed as described below. Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” the value of which equals the NAV of a Creation Unit of the Fund on any given Order Placement Date. In addition to the Fund Deposit, Authorized Participants will be charged a standard fixed transaction fee and, for purchases effected in whole or in part with Deposit Cash, a variable transaction fee intended to cover the costs the Fund incurs in acquiring portfolio securities with such Deposit Cash. See “Transaction Fees” below for additional information.

The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. The Cash Component may include a “Dividend Equivalent Payments,” which enables the Fund to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the Fund (“Dividend Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for the Fund and ends on the day preceding the next ex-dividend date. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the Authorized Participant will be entitled to receive cash in an amount equal to the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

BBH, through NSCC, makes available on each Business Day, prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern time) (the “NYSE Open”), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the Fund Deposit (based on information at the end of the previous Business Day) for the Fund on such day. Such Fund Deposit is subject to any applicable adjustments, as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for the Fund may be changed from time to time by the Adviser with a view to achieving the investment objective of the Fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations. The composition of the Deposit Securities may also change in response to rebalancing adjustments, interest payments, corporate action events and adjustments to the weighting or composition of the component securities of the Fund’s underlying Index.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any or all Deposit Securities, including, without limitation, in situations where a Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws; or (v) in certain other situations (collectively, “non-standard orders”). The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash and (ii) include or remove Deposit Securities from the Fund Deposit in anticipation of Index rebalancing changes.

Procedures for Purchase of Creation Units. Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate securities and municipal securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. Foreign Deposit Securities must be delivered to an account maintained on behalf of the Fund at its applicable local subcustodian. Transfer of the Fund Deposit and all applicable transaction fees must be ordered by the Authorized

Participant in a timely fashion so as to ensure delivery to the account of the Fund or its agents by no later than 3:00 p.m. Eastern time on the date on which the Creation Units are to be delivered (the “Settlement Date”), which for purchases is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any securities or cash, as applicable, will be determined by the Distributor, whose determination shall be final and binding. If the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the purchase order may be cancelled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. Any such cancelled order may be resubmitted the following Business Day using the Fund Deposit required for such Business Day.

Investors placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the Cut-Off Time on such Business Day. An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not be an Authorized Participant, in which case orders to purchase shares directly from the Fund in Creation Units would have to be placed by the investor’s broker through an Authorized Participant. In such cases, the Authorized Participant may impose additional charges on such investor. At any given time, there may be only a limited number of Authorized Participants, and only a small number of such Authorized Participants may have international capabilities.

Except as provided below, Creation Units will not be issued until the transfer of good title to the Fund of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component and all applicable transaction fees have been completed. In instances where the Fund accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be delivered in advance of receipt by the Fund of all or a portion of the applicable Deposit Securities as described below. In these circumstances, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, (ii) all applicable transaction fees and (iii) an additional amount of cash equal to a percentage of the market value, as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Cash Collateral”), which shall be maintained by BBH in a general non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Fund, pending delivery of the missing Deposit Securities, to the extent necessary to maintain the Cash Collateral with the Fund in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Fund may use such Cash Collateral to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Fund for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Fund in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the Order Placement Date plus the brokerage and related transaction costs associated with such purchases. The Fund will return any unused portion of the Cash Collateral once all of the missing Deposit Securities have been properly received by BBH. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

The Distributor reserves the right to reject a purchase order in its discretion, including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant do not match those disseminated through the facilities of NSCC for that date; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Fund, be unlawful; or (f) in the event that circumstances outside the control of the Fund, the Distributor, BBH and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units (examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Distributor, BBH, DTC, NSCC, Federal Reserve System, or any other participant in the creation process; and other extraordinary events). The Fund or its agents shall communicate to the Authorized Participant the rejection of an order. The Fund, the Distributor and BBH are under no duty, however, to give notification of any defects or irregularities in any order or in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification. The Fund, the Distributor and BBH shall not be liable for the rejection of any purchase order for Creation Units.

Redemption

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE FUND WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Fund shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit.

Redemption proceeds for a Creation Unit will be paid either in-kind or in cash, or a combination thereof, as disclosed by BBH prior to the NYSE Open. With respect to in-kind redemptions, BBH, through NSCC, makes available prior to the NYSE Open on each Business Day the list of the names and share quantities of the Fund’s portfolio securities (subject to possible amendment or correction) that will be distributed upon the receipt of redemption requests in proper form prior to the Cut-Off Time on that day (“Fund Securities”).

In connection with any in-kind redemptions, Authorized Participants will also pay or receive cash in an amount equal to the difference between the NAV of the Creation Units being redeemed and the value of the Fund Securities received (the “Cash Redemption Component”). In the event that the Fund Securities have a value greater than the NAV of the Creation Units, a Cash Redemption Component equal to the differential is required to be paid to the Fund by the Authorized Participant. In the event that the Fund Securities have a value less than the NAV of the Creation Units, a Cash Redemption Component equal to the differential will be paid by the Fund to the Authorized Participant. Notwithstanding the foregoing, at the Fund’s discretion, an Authorized Participant may receive the corresponding cash value of all or a portion of the Fund Securities.

Procedures for Redemption of Creation Units. After an order for redemption in proper form has been received, the Fund will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Component to the Authorized Participant by the Settlement Date. With respect to in-kind redemptions of the Fund, the calculation of the value of the Fund Securities and the Cash Redemption Component to be delivered upon redemption will be made by BBH according to the procedures set forth under “Determination of Net Asset Value,” computed on the Order Placement Date. Therefore, if a redemption order in proper form is submitted by an Authorized Participant by the Cut-Off Time on the Order Placement Date, and the requisite number of shares of the Fund are delivered to BBH prior to 3:00 p.m. Eastern time on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Component to be delivered will be determined on such Order Placement Date. If the requisite number of shares of the Fund are not delivered by 3:00 p.m. Eastern time on the Settlement Date, the Fund will not release the Fund Securities for delivery unless collateral is posted in such percentage amount of missing shares as set forth in the Participant Agreement (marked to market daily).

In order to take delivery of Fund Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded (or such other arrangements as allowed by the Fund or its agents), to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two Business Days of the Order Placement Date.

If it is not possible to effect deliveries of the Fund Securities, the Fund may in its discretion exercise its option to redeem shares in cash, and the redeeming Authorized Participant will be required to receive its redemption proceeds in cash. In addition, an Authorized Participant may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the Authorized Participant will receive a cash payment equal to the NAV of its shares on the Order Placement Date, minus a fixed transaction fee and an additional variable transaction fee, each as described in further detail below under “Transaction Fees,” to offset the Trust’s brokerage and other transaction costs associated with the disposition of portfolio securities necessary to fund the redemption in cash.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws, and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that it could not lawfully deliver specific Fund

Securities or could not do so without first registering the Fund Securities under such laws. An Authorized Participant (or a client for which it is acting) subject to a legal restriction with respect to a particular security included in the Fund Securities may be paid an equivalent amount of cash. The Authorized Participant may request a redeeming client to complete certain documentation with respect to such matters. Further, an Authorized Participant that is not a “qualified institutional buyer” (“QIB”), as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Fund to provide a written confirmation with respect to QIB status in order to receive Fund Securities. Redemptions effected in cash will be subject to applicable transaction fees.

The right of redemption may be suspended or the Settlement Date postponed with respect to the Fund (1) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Listing Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which redemption of shares of the Fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Transaction Fees

Transaction fees, as set forth in the table below, are imposed to cover transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day that does not vary with the number of Creation Units created or redeemed on that day. Additional variable transaction fees will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. The following table shows, as of the date of this SAI, the approximate value of one Creation Unit and the standard fixed and maximum additional variable transaction fees for creations and redemptions (as described above):

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$1,993,620	50,000	$500	3.0%	2.0%

* As a percentage of the NAV per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.

The Fund may adjust the transaction fees from time to time upon notice to Authorized Participants. The Adviser may also from time to time cover the cost of any transaction fees if it determines it is in the Fund’s best interest.

In addition, with respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the Fund and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Fund Securities from the Fund to their account or as otherwise specified on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee by such intermediary for such services.

DETERMINATION OF NET ASSET VALUE

The Fund’s NAV is determined as set forth in the Prospectus under “General Information—Net Asset Value.”

CAPITAL STOCK

The Fund issues shares of beneficial interest, par value $.01 per share. The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

The Trust is not required to and does not intend to hold annual meetings of shareholders. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees the authority to approve reorganizations between the Fund and another entity, such as another ETF, or the sale of all or substantially all of the Fund’s assets, or the termination of the Trust or the Fund without shareholder approval if the 1940 Act would not require such approval. Each share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series; and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter.

The Trustees establish the number of Trustees and may fill vacancies on the Board, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. “Cause” requires willful misconduct, dishonesty, fraud or a felony conviction. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Under the Declaration, by becoming a shareholder of the Fund, each shareholder is expressly held to have agreed to be bound by the provisions of the Declaration and the Trust’s By-laws. The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. Shareholders may be required to disclose information on direct or indirect ownership of Fund shares in order to comply with various laws applicable to the Fund or as the Trustees may determine, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees.

In order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder claims, demands and derivative actions, the Declaration provides a detailed process for the bringing of derivative actions by shareholders, and provides that actions that are derivative in nature may not be brought directly. Consistent with applicable Massachusetts law, prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee. If a demand is rejected, the complaining shareholder may be responsible for the Fund’s costs and expenses if a court determines that a derivative action was made without reasonable cause or for an improper purpose, if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration or if a direct action is dismissed by a court for failure to state a claim. Any shareholder bringing an action against the Fund waives the right to trial by jury to the fullest extent permitted by law and any action commenced by a shareholder may be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the “Chosen Courts”), under the terms of the Declaration. Except as prohibited by law, if a shareholder commences an applicable action in a court other than a Chosen Court, the shareholder may be obligated to reimburse the Fund and any applicable Trustee or officer of the Fund made party to such proceeding for the costs and expenses (including attorneys’ fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action.

The Declaration specifically provides, however, that no provision of the Declaration is effective to require a waiver of compliance with any provision of, or restrict any shareholder rights expressly granted by, the 1933 Act, the 1934 Act, or the 1940 Act, or any rule, regulation or order of the Securities and Exchange Commission thereunder. The provisions of the Declaration are severable, and if the Trustees determine, with the advice of counsel, that any such provision, in whole or in part, conflict with applicable laws and regulations, the conflicting provisions, or part or parts thereof, will be deemed to be not part of the Declaration (provided, that any such determination will not render any of the remaining provisions invalid or improper).

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its series, in connection with the affairs of the Trust or for any act, omission, or obligation of the Trust. A Trustee is liable only for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, Nuveen Securities, LLC, at 333 West Wacker Drive, Chicago, Illinois 60606.

TAX MATTERS

Federal Income Tax Matters

The following discussion of certain U.S. federal income tax consequences of investing in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, all as in effect as of the date of the filing of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. Unless you are a tax-exempt entity or your investment in the Fund is made through a tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state, and local tax laws.

Qualification as a Regulated Investment Company (RIC)

The Fund has elected or intends to elect to be treated, and intends to qualify each year, as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income each year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs and other securities, with investments in such other securities limited with respect to any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (1) the securities (other than those of the U.S. government or other RICs) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses or (2) the securities of one or more qualified publicly traded partnerships; and

(c) distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income.

In general, for purposes of the 90% qualifying income test described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in clause (a)(i) of the description of the 90% qualifying income test applicable to RICs, above) will be treated as qualifying income.

Taxation of the Fund

If the Fund qualifies for treatment as a RIC, the Fund will generally not be subject to federal income tax on income and gains that are distributed in a timely manner to its shareholders in the form of dividends. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

If, for any taxable year, the Fund was to fail to qualify as a RIC or was to fail to meet the distribution requirement described above, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

The Fund intends to distribute at least annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss). Investment income that is retained by the Fund will generally be subject to tax at regular corporate rates. If the Fund retains any net capital gain, that gain will be subject to tax at corporate rates, but the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, (ii) will be deemed to have paid their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and (iii) will be entitled to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

If the Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to declare and pay dividends and distributions in the amounts and at the times necessary to avoid the application of the 4% excise tax, although there can be no assurance that it will be able to do so. The Fund may in certain circumstances be required to liquidate

Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, and certain other late-year losses.

If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year.

“Net capital losses” are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to offset capital gains in future years. The Fund is permitted to carry net capital losses forward indefinitely. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Distributions

Distributions are generally taxable whether shareholders receive them in cash or reinvest them in additional shares. Moreover, distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Investors may therefore wish to avoid purchasing shares at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Realized income and gains must generally be distributed even when the Fund’s NAV also reflects unrealized losses.

Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November or December of any calendar year and payable to its shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Distributions by the Fund of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the assets that generated those gains, rather than how long a shareholder has owned his or her Fund shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions from the Fund’s net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For individuals, long-term capital gains are subject to tax at a maximum tax rate currently set at 20% (lower rates apply to individuals in lower tax brackets). Distributions of gains from the sale of investments that the Fund owned for one year or less will be subject to tax at ordinary income rates.

For non-corporate shareholders, distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed at rates of up to 20%, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by the Fund shareholder to be “qualified dividend income,” the Fund making the distribution must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before the ex-dividend date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Distributions that the Fund received from a REIT are generally not expected to qualify to be treated as "qualified dividend income."

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If the Fund makes distributions in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution to each shareholder will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and will reduce the shareholder’s tax basis in its shares. After the shareholder’s basis has been reduced to zero, any such distributions will result in a capital gain, assuming the shareholder holds his or her shares as capital assets. A reduction in a shareholder’s tax basis in its shares will reduce any loss or increase any gain on a subsequent taxable disposition by the shareholder of its shares.

Sale or Exchange of Shares

A sale or exchange of shares in the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares and will be treated as long-term capital gain or loss if the shares have been held for more than 12 months and short-term capital gain or loss if held for 12 months or less. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup Withholding

The Fund (or financial intermediaries, such as brokers, through which a shareholder holds Fund shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. The backup withholding tax rate is 24%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service (the “IRS”).

Federal Tax Treatment of Certain Fund Investments

Transactions of the Fund in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies may be subject to various special and complex tax rules, including mark-to-market, constructive sale, straddle, wash sale and short sale rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund, and/or defer the Fund’s ability to recognize losses. These rules may in turn affect the amount, timing or character of the income distributed to shareholders by the Fund. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirement and for avoiding excise taxes. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve its qualification for treatment as a RIC.

The Fund is required, for federal income tax purposes, to mark to market and recognize as income for each taxable year its net unrealized gains and losses as of the end of such year on certain regulated futures contracts, foreign currency contracts and options that qualify as Section 1256 contracts in addition to the gains and losses actually realized with respect to such contracts during the year. Gain or loss from Section 1256 contracts that are required to be marked to market annually will generally be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above.

Additional Tax Information Concerning REITs

The Fund invests primarily in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools” (“TMPs”). Under certain Treasury guidance, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This guidance provides that excess inclusion income of a RIC, such as the Fund, must generally be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or TMP interests directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income (see “Taxes—Tax-Exempt Shareholders” below), and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. The Fund does not intend to invest a substantial portion of its assets in REITs which generate excess inclusion income.

REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions after it issues a tax reporting statement. If this were to occur, the financial intermediary with whom you hold your shares will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

Foreign Investments

If the Fund acquires any equity interest in certain foreign investment entities (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income (“passive foreign investment companies” or “PFICs”), the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

Income received by the Fund from sources within foreign countries (including, for example, dividends or interest on stock or securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes.

Tax-Exempt Shareholders

Under current law, income of a RIC that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if: (i) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b), (ii) if the Fund invests in REITs that hold residual interests in REMICs, (iii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or in a REIT that has a subsidiary that is a TMP, or (iv) if the Fund holds residual interests in REMICs. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

Non-U.S. Investors

In general, dividends, other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.

A beneficial holder of shares who is a non-U.S. person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a U.S. income tax deduction for losses) realized on a sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities and may apply to redemptions and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any income or gain effectively connected with a U.S. trade or business will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Creation and Redemption of Creation Units

An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any cash received by the Authorized Participant in the exchange, and (ii) the sum of the exchanger’s aggregate basis in the securities surrendered and any cash paid for such Creation Units. Any gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year and were held as capital assets in the hands of the exchanging Authorized Participant. All or a portion of any gain or loss recognized by an Authorized Participant exchanging a currency other than its functional currency for Creation Units may be treated as ordinary income or loss. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of any securities received plus the amount of any cash received for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund may limit the tax efficiency of the Fund. The IRS, however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. All or some portion of any capital gain or loss realized upon the creation of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if securities exchanged for such Creation Units have been held for more than one year.

Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.

Persons exchanging securities for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss might be deductible.

Section 351

The Trust on behalf of the Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or any group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Certain Reporting Regulations

Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting regulations. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Cost Basis Reporting

The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Capital Loss Carry-Forward

When the Fund has a capital loss carry-forward, it does not make capital gain distributions until the loss has been offset or expired. As of December 31, 2021, the Fund had the following capital loss carry-forwards available for federal income tax purposes. The capital losses are not subject to expiration.

Fund	Short-Term	Long-Term	Total
Nuveen Short-Term REIT ETF	$1,678,197	$3,083,550	$4,761,747

General Considerations

The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effect of state, local and foreign tax law and any proposed tax law changes.

Qualified Business Income

A large portion of the Fund’s portfolio holdings consist of REITs. For tax years beginning after December 31, 2017, the Tax Cuts and Jobs Act generally would allow a non-corporate taxpayer a deduction equal to the investor’s combined qualified business income, which would include 20% of the investor’s qualified REIT dividends. Treasury has issued proposed regulations that allow regulated investment companies (“RICs”) such as the Fund to report a portion of their distributions that relate to dividends received from REITs as qualified REIT dividends eligible for the 20% deduction. The total amount of Fund distributions that qualify for this deduction is disclosed to investors on their Forms 1099-DIV, which are made available in February after the close of a calendar year.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay out dividends, if any, on a quarterly basis but in any event no less frequently than annually. Nonetheless, the Fund might not make a dividend payment every month. The Fund intends to distribute its net realized capital gains, if any, to investors annually. The Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

FINANCIAL STATEMENTS

The audited financial statements for the Fund’s most recent fiscal year appear in the Fund’s Annual Report dated December 31, 2021. The Fund’s Annual Report is incorporated by reference into this SAI and is available without charge by calling (800) 257-8787.

Appendix A
TIAA policy statement on responsible investing (7th Edition, Amended February 2021)

Preamble

I. Purpose and applicability

The purpose of the seventh edition of the TIAA Policy Statement on Responsible Investing (“Policy Statement”) is to publicly express our commitment to responsible investing (RI), highlight the benefits RI approaches bring to our clients and outline the key activities we use to put our aspiration into action. This document also serves to communicate the expectations that Teachers Insurance and Annuity Association of America (“TIAA”) and College Retirement Equities Fund (“CREF”), TIAA-CREF Funds (“TCF”), TIAA-CREF Life Funds (“TCLF”) and TIAA Separate Account VA-1 (and together with CREF, TCF and TCLF, the “TIAA-CREF Fund Complex”) have for the environmental, social and corporate governance (ESG) policies and practices of their respective investment portfolios.

Previous versions of our Policy Statement, whose first edition was published in 1993, focused on publicly traded operating companies. Due to its increasing relevance across all asset classes, including real estate, private markets, and real assets, our RI commitment and program has expanded over time. Recognizing that implementation will vary across asset classes, we strive to extend and connect our core RI principles across our portfolios.

II. Why we focus on responsible investing

Since 1970, TIAA has been a leader in what we now call responsible investing, a constantly evolving discipline that incorporates the consideration of environmental, social and governance (ESG) factors into investment research, due diligence, portfolio construction and ongoing monitoring.

Our participants and clients expect us to be good stewards of their investments as we help them achieve financial well-being at all stages of life. We seek to implement a set of principles that support well-functioning markets in order to preserve financial, social and environmental capital. We believe this philosophy and our approach contributes to long-term performance and helps reduce risk in our investments.

Specifically, we aim to promote good governance practices and monitor issues that may affect a company’s ability to create long-term, sustainable value. To ensure that investors have a broad range of information about the effects of their investments on key stakeholders, we encourage the substantive consideration of a broader stakeholder lens, including customers, employees, suppliers and the larger community.

We are proud of the leadership role we have played for decades and of our track record of achieving beneficial outcomes related to ESG practices throughout the investment value chain. We believe that by driving transparency, innovation and global adoption of RI best practices across all asset classes, we have the opportunity to provide enduring benefits for portfolio companies, investors, society, our communities and the planet. We have spearheaded efforts to systematically integrate material ESG and sustainability factors into the investment decision process and going forward we expect our conviction and approaches to responsible investing to continue to evolve and take new forms.

Responsible investing program

I. Oversight

The TIAA and TIAA-CREF Funds Boards respectively oversee the TIAA-CREF Fund Complex’s and TIAA General Account’s responsible investing programs, including management’s role in developing and implementing core programmatic activities.

The RI program is administered by the Nuveen Responsible Investing team (“RI team”). Nuveen is the investment management arm of TIAA. The RI team works collaboratively with investment management colleagues throughout Nuveen and key stakeholders within TIAA to continuously enhance and advance the investment activity of TIAA and the TIAA-CREF Fund Complex’s activities across asset classes.

The program activities and core principles of the responsible investing program may be inapplicable in some cases, depending on company type, underlying assets, and local market regulations. While specific activities and principles are most relevant to publicly traded operating companies, the spirit of the included policies can be applied to all companies in which TIAA invests throughout the world, and, to the extent practicable, also guide TIAA’s internal governance practices.

II. Program activities

As global institutional investors, we believe that responsible investing provides enduring benefits for our clients and our communities. We believe responsible business practices lower risk, improve financial performance and drive positive social and environmental outcomes.

We implement our RI commitment through activities underlying a set of core principles across Nuveen: (1) engagement, (2) ESG integration and (3) driving positive impact across our portfolios. While each of our investment affiliates takes a unique investment approach to pursuing competitive risk-adjusted returns on behalf of its clients, we believe that our core principles are increasingly relevant and applicable across all asset classes. Our principles will continue to evolve over time to ensure alignment with market trends and business needs.

III. Core principles

(1) Engagement

Engaging with management and boards of directors of public and private companies to improve their ESG performance is in our clients’ economic interest. Individually and in collaboration with other investors, we use our influence, relationships and formal channels to address issues and engage in public policy discussions that may affect the sustainability of long-term profits.

Through constructive dialogue with regulators, public policy makers and other industry bodies, we help enable responsible investment globally. Advocating for relevant, consistent and comparable ESG disclosure from companies and other investees supports informed investment decisions. By prioritizing this transparency, we strive to fill the existing information gap that can otherwise hinder rigorous investment analysis.

Our key engagement activities include:

Proxy voting: We execute thoughtful, case-by-case voting on management and shareholder proposals for publicly traded companies.

Dialogue: We engage in direct and constructive dialogue with CEOs, senior management, boards of directors, tenants and operators as well as other appropriate stakeholders to promote value-enhancing outcomes through encouraging relevant ESG disclosure and adoption of best practices.

Targeted initiatives: We aim to drive measureable outcomes with company, industry, thematic and country-specific initiatives.

Market initiatives: We collaborate with peers, interdisciplinary experts and industry stakeholders to create best practices and drive more effective outcomes.

Policy influence: We actively help to shape legislation, public policy and global standards related to RI best practices.

We are fundamentally committed to engaging with issuers. In our experience, long-term engagement is the most effective and appropriate means of promoting responsible behavior. As a matter of general investment policy, we may consider divesting or underweighting an investment from our accounts in cases where we conclude that the financial or reputational risks from an issuer’s policies or activities are so great that continued investment is no longer prudent. In the rarest of circumstances and consistent with the policies outlined below, we may, as a last resort, consider divesting from issuers we judge to be complicit in genocide and crimes against humanity, the most serious human rights violations, after sustained efforts at dialogue have failed and divestment can be undertaken in a manner consistent with our fiduciary duties.

Our policy of engagement over divestment is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as an investor and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio holdings or the market; (iii) divestment could result in increased costs and short-term losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. For these reasons, we believe that divestment does not offer TIAA an optimal strategy for changing the policies and practices of issuers we invest in, nor is it the best means to produce long-term value for our participants and shareholders.

(2) ESG Integration

Environmental, social and governance (ESG) information provides an additional lens to use when assessing company and issuer performance beyond traditional financial analysis. Continuing improvements in the quality, disclosure and accessibility of ESG information have enabled greater applications for incorporation into investment portfolios.

We believe that the consideration of relevant ESG factors in investment analysis, due diligence and portfolio construction can enhance long-term investment value and manage downside risk. Through ESG integration, we seek to expand our investment research and portfolio construction lens to include ESG risks, opportunities and megatrends that can inform investment decision-making. The ability to accurately forecast long-term industry and issuer trends also requires an understanding of relevant ESG factors and their potential impact.

Our ESG integration activities, implemented in partnership with our investment teams, focus on building out the financial relevance of material ESG themes and factors, and facilitating systematic access to and uptake of quality ESG information in the investment process. In a mutually reinforcing manner, market-related insights gained through our engagement activities provide our analysts and portfolio managers with additional information for decision making at the security, sector and portfolio management levels.

(3) Impact

We believe that all investments have impacts on society and the environment. We aim to assess these effects and, where possible, promote the positive and mitigate the negative. Across asset classes, a growing number of opportunities exist for pursuing specific, positive and measureable social and environmental results while delivering robust long-term financial returns. We are dedicated to identifying such opportunities and measuring the impact of those investments.

Environmental, social and governance issues

I. Introduction

As investors, we believe that issuers should demonstrate that they have carefully considered the strategic implications of relevant environmental, social and governance (ESG) issues on long-term performance. In our view, issuers that exercise diligence in their consideration of ESG issues are more competitive and can take better advantage of operational efficiencies, advance product innovation and reduce reputational risk. Failure to proactively address these issues can negatively affect individual businesses, investor returns and the market as a whole.

As a matter of good governance, we believe that issuers should carefully consider the strategic impact of environmental and social responsibility on long-term shareholder value. Therefore, we believe that issuers should apply a broader stakeholder lens when analyzing the key decisions they face in sustaining their own competitiveness, relevance, and growth potential: the environment, customers, employees and suppliers, and communities.

The sections below detail specific environmental, social and governance recommendations for publicly traded operating companies, but we encourage other issuers to assess how these topics are relevant for their specific contexts.

II. Business ethics, transparency and accountability

Corporate governance practices that promote accountability and transparency create a framework to ensure companies operate in an ethical manner. Ethical business practices can mitigate against fraud, breaches of integrity, and abuses of authority, and can reduce a company’s overall risk profile. Ethics, transparency and accountability are relevant across all geographies, industries and asset classes and enable investors, creditors and other stakeholders to effectively evaluate corporate behavior that can impact company performance.

Risk: Failure by boards and management to be accountable for their actions and transparent with their strategic decisions can negatively impact investors. As investors and other stakeholders begin demanding a deeper understanding of the factors that influence board decision making, companies must provide adequate disclosure to ensure that mechanisms are in place to promote accountability and maintain the appropriate checks and balances.

Opportunity: We believe that board quality and shareholder accountability can positively impact firm performance. Additionally, markets tend to give higher valuations to firms that are more transparent with investors. We believe that robust corporate governance practices ensure board and management accountability, sustain a culture of integrity, and safeguard our rights as investors.

Board of directors

Investors rely primarily on a corporation’s board of directors to fulfill a fiduciary duty to protect their assets and ensure they receive an appropriate return on investment. Boards are responsible for setting the ethical tone and culture for the company, assuring the corporation’s financial integrity, developing compensation and succession planning policies, and ensuring management accountability.

Board structure and operation

We believe that boards should establish a structure that credibly demonstrates effective oversight of management, while also ensuring efficient use of the board’s time and resources. Boards should explain how the selected structure aligns with the company’s strategy, and disclose and enforce a meaningful set of governance principles.

Board Leadership. We believe that an independent board chair or the appointment of a lead independent director can provide the structural foundation for independent oversight. When the CEO and chair roles are combined, a company should disclose how the lead independent director’s role is structured to provide an appropriate counterbalance to the CEO/chair. We believe that companies must clearly demonstrate how their chosen board leadership structure contributes to the effective exchange of diverse views between independent and non-independent directors.

Board Committees. Boards should establish at least three primary standing committees: an audit committee, a compensation committee and a nominating and governance committee. Each committee should be composed exclusively of independent directors to mitigate any perceived conflicts of interest. In addition to the three primary standing committees, boards should also establish additional committees as needed to fulfill their duties.

CEO Selection, Evaluation and Succession Planning. Management is entrusted with acting in the best interests of shareholders and ensuring the company operates in an ethical manner. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board should continuously monitor and evaluate the performance of the CEO and senior executives, and disclose the succession planning process generally.

Board Evaluation. A board should conduct an annual evaluation of its performance and that of its key committees and disclose the process in general terms. We expect the board evaluation process to be robust, identifying both quantitative and qualitative factors of board structure and dynamics, as well as individual director skills and experience and how they support the strategy of the company.

Director Compensation. Directors should have a direct, personal and meaningful investment in the company. We believe this helps align board members’ interests with those of shareholders.

Board quality

Boards must hold themselves to ethical standards and professional behavior of the highest quality. A high-quality board effectively oversees the management of material risks to ensure long-term sustainable shareholder value creation. We view the following as key indicators of board quality:

Independence. The board should be composed of a substantial majority of independent directors to ensure the protection of shareholders’ interests. The definition of independence should be interpreted broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.

Skills and Qualifications. Boards should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. Companies should provide disclosure concerning how the board’s collective expertise aligns with the company’s strategic direction and effective oversight of management. Board composition should be reviewed annually to ensure alignment with a company’s strategy.

Board Refreshment. Boards that have not added new members for several years may become complacent and can pose risks to long-term performance and effective oversight of management. Additionally, many international governance codes view excessive director tenure as a factor that could compromise independence. Although we do not support arbitrary limits on the length of director service, we believe boards should establish a formal director retirement or tenure policy that can contribute to board stability, vitality and renewal.

Board Diversity and Inclusion. Boards require a diverse range of skills and experiences to fulfill their strategy and oversight responsibilities. In addition to relevant skills and expertise, board nomination policies and refreshment practices should take into account the board’s composition in terms of gender, race, ethnicity and age. Boardroom culture should ensure that those diverse voices are proactively sought and valued, providing a counterbalance to potential board entrenchment and groupthink. Enrichment practices such as director training and rotating board leadership provide mechanisms that help foster inclusivity in the boardroom.

Shareholder rights

As providers of capital, shareholders are entitled to certain basic rights that should govern the conduct of every company to ensure accountability of the board and well-functioning markets. We believe that robust shareholder rights are the foundation of a company’s overall approach to corporate governance, and, in turn, shareholders have a duty to exercise their rights responsibly.

One Share, One Vote. Shareholders should have the right to vote in proportion to their economic stake in the company. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings. Companies that do not have a one-share-one-vote structure should periodically assess the efficacy of such a structure and provide shareholders with a rationale for maintaining such a structure.

Director Election Process. A publicly traded operating company’s charter or bylaws should dictate that directors be elected annually by a majority of votes cast.

Fair and Transparent Vote Process. The board should not impose supermajority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders. The board should not combine or bundle disparate issues and present them for a single vote. Shareholders should be able to vote all their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands, late notification of agenda items or other unreasonable requests. Shareholders should have the ability to confirm that their votes have been received and tabulated.

Bylaw and Charter Amendments. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other antitakeover devices. We believe that antitakeover measures should be limited by reasonable expiration periods.

Proxy Access. Shareholders should have the right to place their director nominees on the company’s proxy and ballot in accordance with applicable law, or, absent such law, if reasonable conditions are met. The board should not take actions designed to prevent the full execution of this right.

IPO Governance. When companies access the public markets for capital, they should adopt governance provisions that protect shareholders’ rights equally. Practices that compromise accountability to shareholders include classified boards, plurality vote standards, multi-class equity structures with unequal voting rights, and supermajority vote requirements. Newly public companies that have these provisions should commit to review their governance practices over a reasonable period of time.

Executive compensation

Executive compensation should be used as a tool to drive and reward long-term sustainable value creation while also attracting and retaining top talent. We expect boards of directors, who are in the best position to take all of the relevant factors into consideration, to establish executive compensation programs that appropriately incentivize executive management.

Compensation philosophy

We are mindful that each company’s situation is unique, and encourage boards to craft compensation programs that are appropriately tailored to the company’s business strategy. Compensation plans should generally:

Be reasonable by prevailing industry standards, appropriate to the company’s size and complexity, and fair relative to pay practices throughout the company

Align interests of directors and executives with interests of shareholders, such as through minimum stock ownership requirements and minimum vesting requirements and holding periods for equity-based plans that are commensurate with pay level and seniority

Objectively link to appropriate company-specific metrics that drive long-term sustainable value

Ensure employment contracts (if in place) balance the need to attract and retain executives with the obligation to avoid exposing the company to liability and unintended costs, especially in the event of terminations for misconduct, gross mismanagement or other reasons constituting a for-cause termination

Establish policies to recoup, or claw back, variable compensation paid to senior executives for fraudulent activities, defective financial reporting, and creating undue reputational risk

Prohibit any direct or indirect change to the strike price or value of options without the approval of shareholders (for equity-based plans)

Prohibit executives from hedging or otherwise reducing their exposure to changes in the company’s stock price, and contain policies governing the pledging of company stock, including the process used by the board to oversee related risks

Pay disclosure

A company’s disclosure should clearly articulate the rationale for incentives created by the compensation program and how it aligns with long-term strategy in order to mitigate compensation-related risks. In particular, disclosure should include:

Performance metrics, weights and targets, including why they are appropriate given the company’s business objectives and how they drive long-term sustainable value

The rationale for peer group selection, including differences between the company peers used for strategic and business purposes versus the group used for compensation decisions

Non-GAAP financial performance measures alongside their GAAP counterparts with an explanation of why non-GAAP measures better capture and incentivize long-term performance

Employment contracts and tax gross-up arrangements

Explanations of any inconsistencies in compensation decisions with these guidelines and generally accepted practices

Rationale for any significant changes to the compensation program from year to year, including special one-off awards, changes to peer group selection, performance metrics, and award vehicles

The principles described above form a foundation that enables investors and creditors to hold companies accountable for their impact on key stakeholders, as described in the following sections: the environment, customers, employees and suppliers, and communities.

III. Environment

Environmental sustainability is a critical strategic issue for businesses across sectors. How well a company manages its impacts on the natural environment can support longer-term sustainable growth, or present unmitigated costs and risks. As investors, it is imperative that we weigh certain material risks and opportunities related to two areas: climate change and natural resource management. The extent to which these risks and opportunities are material to company performance varies by sector, industry and geography.

Climate change

Scientific consensus indicates that elevated concentration of greenhouse gas emissions in the atmosphere is contributing to climate change. Impacts from climate change may include significant risks to global financial assets and economic growth. We support measures that mitigate the risks associated with climate change and provide greater market certainty regarding the transition to a sustainable, low-carbon economy.

Risks: Climate change poses long-term risks to investments that should be assessed and mitigated. Risks fall into two primary categories, as outlined within the Task Force on Climate Related Financial Disclosure (TCFD):

Physical risk: Assets are exposed to physical risks related to specific events or longer-term shifts in climate patterns, such as changes in rainfall patterns, rising sea levels, or increased frequency of extreme weather events. While real assets such as farmland, timber, real estate, energy and infrastructure are particularly vulnerable to this type of risk, a much broader spectrum of businesses may be exposed depending on the location of their physical property. Health risks due to malnutrition, mortality, and population migration may also contribute to physical risk of climate change.

Transition risk: Transitioning to a low-carbon economy may entail extensive policy, legal, regulatory, technology and market changes to mitigate and adapt to climate change. Depending on the nature, speed and focus of these changes, transition risks may pose varying levels of financial and reputational risk to organizations and, by definition, also to their investors. While transition risk is relevant across sectors, it is likely to be especially severe for carbon-intensive industries.

Opportunities: Companies that proactively plan for climate risks in business strategy may be better able to manage and support a transition to a low-carbon economy that may include increased energy costs, shifts in consumer demand, and greater regulatory requirements, while avoiding stakeholder concern and reputational risk. Businesses and projects may be able to capture cost savings associated with increased energy efficiency. Across sectors, these can present attractive opportunities for investors to participate in supporting this transition.

Natural resources

Rising populations and consumption levels are putting increased pressure on natural resources including fertile land, forests, clean air and water. Resource scarcity and ecosystem degradation pose several types of risks to businesses, while efficient use of natural resources may provide opportunities for cost savings and the introduction of new products or services. Sustainable stewardship of natural assets such as farmland and timberland safeguards long-term investments.

Risks: Companies that do not proactively manage risks related to water scarcity, biodiversity, land use, waste, and pollution may face financial impacts related to their licenses to operate, higher cost of raw materials or inputs, regulatory compliance costs, litigation from affected stakeholders (e.g., communities and landowners), and reputational risk. For example, companies in the agriculture, energy and mining sectors tend to have operations that are dependent on fragile land and ocean ecosystems and that can lead to harmful environmental pollution. Such companies need to be cognizant of how their operations affect and draw on natural resources to manage these risks.

Opportunities: Proactive strategies for improving natural resource efficiency can lead to cost savings for businesses and environmental benefits, which may better position companies with regulators, communities, customers and other stakeholders. A wide range of companies can benefit from technologies and solutions that minimize natural resources and toxic materials used, and the waste and pollutants generated, in production processes. Sustainable practices in the management of forestry, farmland and real estate can also enhance biodiversity while contributing to long-term investment success.

Recommended actions related to the environment

Company management should assess material climate-related risks and resource efficiency in operations, production processes, and supply chain management, and should publicly disclose relevant data related to both. Companies that are especially exposed to physical or transition risk should disclose the results of forward-looking climate risk scenario analysis, such as a scenario in which global average temperature rise is limited to two degrees Celsius or less above pre-industrial levels. Disclosure should capture how climate change may impact the company’s long term business outlook, strategic planning and capital allocation decisions. All companies should also consider setting targets for reducing greenhouse gas (GHG) emissions and improving resource efficiency.

Boards should guide the development of a strategic, long-term approach to addressing environmental risks and opportunities and hold management accountable for its implementation.

IV. Customers

Customers are a critical stakeholder for businesses, as they are the purchasers of the products and services that a company provides. Companies must continually innovate, ensure quality processes, and understand evolving consumer preferences to stay relevant and competitive. By providing better products and services, companies can build and maintain customer loyalty and trust while avoiding financial risks and reputational harm, which are crucial for growing the business and enhancing the consumer base. The point at which risks and opportunities related to customers become material to company performance varies by sector and industry.

Product responsibility

Companies can impact customers at multiple points along the product lifecycle, including production, quality assurance, marketing and sales, and end use.

Production: Products that are sourced and produced in ways that aim to minimize negative impacts on society, customers and the environment can capture emerging consumer preferences for sustainable products. Companies that actively consider more responsible sourcing methods and less resource-intensive materials may also mitigate regulatory and reputational risks.

Product Quality and Safety:

Quality Assurance: Ensuring high-quality and safe products that minimize harm to society and the environment can lower reputational risk and financial costs from recalls, write-offs, warranty payments, fines, or lost sales. Product quality and safety extends beyond tangible products to services such as electronic data capture, where new risks are emerging for industries that collect and store large amounts of personal customer information.

End Use: Even high-quality and safe products can have unintended consequences if used improperly. Promoting the responsible and safe use of products and services to safeguard communities and consumers avoids potential reputational risk and loss of consumer confidence.

Marketing and Sales: Companies that provide incomplete or misleading claims about their products and services are at greater risk of regulatory and reputational damage. Accurate and transparent disclosure can facilitate increased customer engagement opportunities.

Access and Affordability: Companies can face reputational risks and loss of consumer goodwill if perceived as engaging in discriminatory business practices with the intent or appearance of reducing access and affordability to essential goods and services.

Risks: Companies’ failure to manage the potential hazards created by their products, services and marketing claims can create long-term financial risks. Product quality issues can negatively impact brand reputation and sales if they undermine customer trust, or they can result in unanticipated costs for companies through penalties, lawsuits or fines. Companies unprepared for new or emerging regulations related to consumer well-being (e.g., ingredients, labeling or privacy) may incur unexpected costs through required reformulations, operational investments and upgrades, or new protocols to be developed and implemented.

Opportunities: Customer trust is critical for enhancing brand and growing business. Companies that demonstrate ethical behavior and diligence with regard to product manufacturing, safety, marketing, pricing and end use can avoid reputational and liability risks while strengthening their competitive position. As customers become more aware of the social and environmental impacts of their products, companies that can quickly and efficiently respond to changing consumer preferences for sustainable goods can improve their ability to take advantage of a growing consumer market. Providing access to affordable products and services for underserved markets and vulnerable communities can also capture growing market segments for new sources of revenue and increase goodwill.

Recommended actions related to customers:

Company management should strive to create a culture of safety and sustainability at all levels of the firm. Further, management should carefully analyze the potential material risks to their business related to customer impacts at each point of the product lifecycle described above, develop policies and procedures to manage any potential concerns, and disclose those policies and practices to shareholders. Companies should adopt policies designed to prevent predatory or discriminatory consumer practices.

Boards should provide appropriate oversight and accountability over management to implement those policies in a manner that upholds transparency and integrity with their customers.

V. Employees and suppliers

Successful management of human capital—defined as the skills, talent and experience of individuals who carry out work—is critical to sustainable business growth. In particular, maintaining high standards of fairness, safety and inclusiveness in the workplace and supply chain can help a company protect its reputation, increase productivity, reduce liability and gain a competitive advantage.

Talent management

Talent management is critical to firms’ ability to execute effectively and compete successfully over the long term. Specific talent needs and risks vary by industry and company. Robust talent management practices typically comprise a range of human resource (HR) policies and practices, including recruiting, retaining and compensating workers; ensuring workforce well-being; developing workforce skills and training; safeguarding worker health and safety; and managing people and labor relations. Beyond HR policies, talent management encompasses broader elements related to engaging and developing employees for strategic and long-term alignment with corporate goals and culture.

Employee satisfaction, engagement, and professional development are important factors for cultivating optimal performance within a firm’s workforce and throughout its supply chain. Wages and other compensation are important contributors to satisfaction. In addition, investments in training, mentoring, incentives, knowledge-sharing and shared decision-making can bolster workforce quality and productivity outcomes, especially when implemented in combination. Furthermore, productivity gains have been linked to managerial approaches that foster employee engagement and motivation, such as involving frontline workers in operational decisions (e.g., problem-solving and performance enhancements) and adopting partnership-style approaches to labor relations.

Risks: Gaps in internal talent management systems or supply chain oversight can exacerbate human capital risks including safety concerns, discrimination, harassment and misconduct, which can result in litigation, fines and reputational damages. Companies that lack competitive approaches to talent management may face difficulty attracting and retaining high-quality staff. Low levels of employee engagement and negative worker sentiment can result in lowered productivity, work stoppages and failures in ethical conduct. Additionally, companies that do not monitor or audit suppliers’ talent management systems can face talent management failures, non-compliance with codes of conduct, and risks in the supply chain.

Opportunities: Proactive talent management strategies can enable companies to derive value from employees’ knowledge, innovative capacity and ability to work productively together and with technology. In addition, cost savings may result from lower employee and supplier turnover and more productive supplier relations. Positive employee perceptions also contribute to broader corporate reputation.

Health and safety

A healthy workforce is a key driver of company productivity, retention and reputation. Companies should endeavor to safeguard the health, safety and welfare of their employees and those engaged in their supply chain. This involves several aspects, including mitigation of short- and long-term occupational health and safety risks, efforts to support health and well-being, adherence to fair labor practices, enforcement of anti-harassment policies, and avoidance of forced labor and human trafficking.

Firms with complex supply chain relationships should assess and monitor labor-related health and safety risks embedded in their direct and indirect supplier relationships, in order to assure investors and stakeholders of suppliers’ compliance with code of conduct standards and respect for human rights.

Risks: Companies can face various financial, legal, regulatory, reputational and operational risks related to worker health and safety. Industries involving jobs of a physical nature that produce or manufacture goods, extractive industries, or those that involve handling of chemicals are especially exposed to health and safety risks. These companies may face financial impacts due to loss of employee productivity, production disruptions stemming from labor unrest, declining product quality, and increased spending on healthcare benefit payouts. They may also face legal liabilities, difficulty recruiting and retaining employees and suppliers, and reputational damage.

Opportunities: Companies that ensure safe working conditions and provide robust employee health and well-being programs may be better able to attract and retain talent, increase worker productivity and enhance supply chain performance.

Diversity and inclusion

The term diversity refers to the broad set of differences in skills, experiences, views and demographics associated with individuals in the workforce. Inclusion refers to actions intended to foster a work environment where differences among individuals are valued and effectively employed to achieve good business outcomes. Diversity and inclusion are fundamental elements of corporate culture that can be enhanced through talent recruitment and development programs, and policies and procedures that embed diversity and promote inclusion in corporate culture. For example, companies can demonstrate commitment to inclusive approaches through benefits and programs such as paid parental leave and flexible workplace policies.

As companies grapple with competition for talent in increasingly diverse domestic and global labor markets, effective management of diverse talent pipelines and an inclusive corporate culture have been linked to significant benefits that can drive competitive advantage. Research has shown that firms that demonstrate racial, ethnic or gender diversity in management ranks are associated with higher likelihood of financial outperformance over time. In order to reap the rewards of talent diversity, firms and boards should strive to foster a work environment that promotes personal safety, mutual respect, and substantive inclusion of diverse individuals in growth or leadership opportunities aligned with business objectives.

Additionally, firms have an opportunity to generate a range of added-value benefits by engaging diverse suppliers. As with managing diversity directly in their own workforce, companies that apply intentional objectives and track key indicators regarding supplier diversity are likely to generate greater returns on such investments.

Risks: Unconscious biases or acts of discrimination based on demographic and other personal characteristics such as race or gender can undermine the ability of diverse talent to contribute productively, and potentially lead to high turnover rates among diverse employees and suppliers. Systemic discrimination or harassment among workers can pose a threat to a firm’s reputation and increase the risk of labor disputes, litigation and regulatory enforcement actions.

Opportunities: Promoting diversity and inclusion among employees and suppliers can help companies improve decision making, attract and retain a talented and diverse workforce and compete more effectively. Firms that foster a diverse talent pipeline at all levels of the workforce, including among executives, senior management, and recruitment pools, tend to be well positioned to generate high-performing teams and an attractive corporate culture. Teams that embody a diverse range of backgrounds, skills and views can also fuel innovation and more effective problem-solving. Potential benefits related to a diverse supplier base include multiple procurement channels (which increase contingencies and competition), positive community relations, and market expansion through exposure to wider and more diverse business networks.

Recommended actions related to employees and suppliers:

Company management should develop and implement policies designed both to mitigate and adapt to challenges in regards to human capital management.

We encourage the establishment of global labor policies based upon internationally recognized standards. Management should also establish policies or strategies to promote talent development and foster diversity and inclusion among employees and suppliers, as well as disclose relevant outcomes.

Companies should be aware of any potential failures to provide equal opportunities and develop policies and initiatives to address any concerns (for example, by conducting pay equity risk assessments to spot potential biases in wage rates). Companies should reference gender identity and sexual orientation in corporate nondiscrimination policies, even when not specifically required by law.

Companies with complex supply chains—especially those operating in industries or regions with high risk for violations of decent workplace standards—should explain efforts and outcomes related to supply chain oversight, monitoring and risk mitigation.

Boards should provide oversight of, and independent perspective on, the quality of management performance, compensation and succession planning, the overall talent pipeline and recruitment strategies, and other qualitative and quantitative performance characteristics associated with the company’s talent management strategies. Furthermore, boards should monitor risks associated with wage strategies employed at varying levels, the behaviors they aim to incentivize, and their impacts, especially those tied to workforce sustainability and long-term financial results.

Boards and management should each foster a culture of inclusiveness and acceptance of differences at all levels of the corporation. We encourage boards to foster diversity within the talent pipeline for management succession, as well as within their own board refreshment practices.

VI. Communities

Companies are increasingly scrutinized for their potential impacts on the communities in which they operate. While governments have a duty to protect human rights, businesses are increasingly recognized as having a role in ensuring they are neither undermining those rights nor otherwise contributing to harm in communities affected by their direct and indirect operations. Beyond avoiding harm, companies may also have opportunities to advance human rights and other benefits for communities by meeting basic needs for goods, services and livelihoods, which can in turn build goodwill, improve customer loyalty and enhance market share.

Risks: Failure to mitigate or address adverse impacts caused by company operations, products and services or business relationships, including perceived or indirect violations, could lead to operational, legal, reputational and financial threats and could weaken a company’s social license to operate.

Impacts on specific human rights (such as the right to water, health, personal security, freedom of expression and indigenous rights) vary depending on context, industry or size of the company. It is important for companies to conduct ongoing due diligence, and to remediate negative impacts when they arise. Certain contexts require companies to heighten their focus and responsibility:

Operations in certain sectors (e.g., extractives) and in communities where land or natural resource rights are obscure or obsolete may face increased threats to their license to operate, regulatory enforcement actions, or litigation by public and private entities if they fail to adequately engage with affected stakeholders.

In contexts of conflict, there is greater risk of direct or indirect complicity in crimes against humanity or genocide, which constitute gross violations of international human rights law.

In addition to monitoring direct impacts, companies should also consider the potential indirect impacts of their business operations. For example, significant public health impacts may result from company operations (such as toxic emissions), or products (such as addictive substances or defective products), which could lead to penalties, legal liability, diminished reputation or disruptions to company operations and long-term growth.

Opportunities: Companies can have positive impacts on the communities in which they operate by contributing to the fulfillment of basic needs and rights. While activities to support communities should not replace or offset the failure to mitigate adverse impacts, they can strengthen business relationships and trust with stakeholders within a community. Examples of such activities include public advocacy of human rights and innovative product and service provision in markets that lack access to basic amenities.

Firms that consult with key community stakeholders—including civil society and local community groups—on their environmental and social risk management activities demonstrate willingness to understand and collaborate with communities they affect. By building trust with community stakeholders, a company can reinforce its social license to operate and create new opportunities, such as improved sourcing of talent and inputs, reputational benefits and customer loyalty.

Recommended actions related to communities:

Company management should develop a robust and transparent human rights due diligence framework that allows for continuous assessment to prevent and mitigate negative impacts. This framework should include applicable policies (or codes of conduct) and monitoring procedures to ensure compliance by employees and business partners. The framework should be developed and refined on an ongoing basis through meaningful dialogue and consultation with business partners, external experts and affected stakeholders to ensure existing and new risks are mitigated and addressed. Companies engaging in resource use impacting indigenous communities should strive to align with internationally recognized standards for corporate human rights performance. When rights violations occur, companies should be prepared to address and remediate.

Boards should approve and oversee companies’ human rights policies and management implementation frameworks. Management of human rights risks and opportunities should be addressed at board meetings. Boards should also account for the company’s commitment to respecting human rights and the effectiveness of its risk frameworks through its oversight and management disclosures.

Proxy voting guidelines

I. Introduction

The policy applies to TIAA’s General Account and the TIAA-CREF Fund Complex.

Our voting practices are guided by our mission and obligations to our participants and shareholders. As indicated in this Policy Statement, we monitor portfolio companies’ environmental, social and governance (ESG) practices to ensure that boards consider these factors in the context of their strategic deliberations.

The following guidelines are intended to assist portfolio companies, participants and shareholders and other stakeholders in understanding how we are likely to vote on various issues. The list is not exhaustive and does not necessarily represent how we will vote on any particular proposal. We vote proxies in accordance with what we believe is in the best interest of our participants and shareholders. In making those decisions, we take into account many factors, including input from our investment teams and third-party research. We consider specific company context, including ESG practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes best ESG practices and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical.

Voting decisions for other clients of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC will also be undertaken using these proxy voting guidelines unless other proxy voting arrangements have been made on behalf of a client.

II. Accountability and transparency

A. Board of directors

Elect directors

General Policy: We generally vote in favor of the board’s nominees but will consider withholding or voting against some or all directors in the following circumstances:

When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include:

Egregious compensation practices

Lack of responsiveness to a failed vote

Unequal treatment of shareholders

Adoption of inappropriate antitakeover devices

When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided

Independence

When board independence is not in line with local market regulations or best practices

When a member of executive management sits on a key board committee that should be composed of only independent directors

When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions

Board Refreshment

When there is insufficient diversity on the board and the company has not demonstrated its commitment to adding diverse candidates

When we determine that director tenure is excessive and there has been no recent board refreshment

Contested elections

General Policy: We will support the candidates we believe will best represent the interests of long-term shareholders.

Majority vote for the election of directors

General Policy: We generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Establish specific board committees

General Policy: We generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

Annual election of directors

General Policy: We generally support shareholder resolutions asking that each member of the board of a publicly traded operating company stand for re-election annually.

Cumulative voting

General Policy: We generally do not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of special interest directors.

Separation of Chairman and Chief Executive Officer

General Policy: We will consider supporting shareholder resolutions asking that the roles of chairman and CEO be separated when we believe the company’s board structure and operation has insufficient features of independent board leadership, such as the lack of a lead independent director. In addition, we may also support resolutions on a case-by-case basis where we believe, in practice, that there is not a bona-fide lead independent director acting with robust responsibilities or the company’s ESG practices or business performance suggest a material deficiency in independent influence into the company’s strategy and oversight.

B. Shareholder rights

Proxy access

General Policy: We will consider on a case‐by‐case basis shareholder proposals asking that the company implement a form of proxy access. In making our voting decision, we will consider several factors, including, but not limited to: current performance of the company, minimum filing thresholds, holding periods, number of director nominees that can be elected, existing governance issues and board/management responsiveness to material shareholder concerns.

Ratification of auditor

General Policy: We will generally support the board’s choice of auditor and believe that the auditor should be elected annually. However, we will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, where there has been a material restatement of financials or where the auditor’s independence is questionable.

Supermajority vote requirements

General Policy: We will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

Dual-class common stock and unequal voting rights

General Policy: We will generally support shareholder resolutions asking for the elimination of dual classes of common stock or other forms of equity with unequal voting rights or special privileges.

Right to call a special meeting

General Policy: We will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.

Right to act by written consent

General Policy: We will consider on a case-by-case basis shareholder resolutions requesting the right to act by written consent.

Antitakeover devices (poison pills)

General Policy: We will consider on a case-by-case basis proposals relating to the adoption or rescission of antitakeover devices with attention to the following criteria:

Whether the company has demonstrated a need for antitakeover protection

Whether the provisions of the device are in line with generally accepted governance principles

Whether the company has submitted the device for shareholder approval

Whether the proposal arises in the context of a takeover bid or contest for control

We will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation

General Policy: We will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal, established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

Corporate Political Influence

General Policies:

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s direct political contributions, including board oversight procedures.

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.

We may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the mission or values of TIAA or the long-term health of the corporation.

We will evaluate on a case-by-case basis shareholder resolutions seeking disclosure of a company’s lobbying expenditures.

C. Compensation issues

Advisory votes on executive compensation (say on pay)

General Policy: We will consider on a case-by-case basis the advisory vote on executive compensation (say on pay). We expect well-designed plans that clearly demonstrate the alignment between pay and performance, and we encourage companies to be responsive to low levels of support by engaging with shareholders. We also prefer that companies offer an annual non-binding vote on executive compensation. In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently.

We generally note the following red flags when evaluating executive compensation plans:

Undisclosed or Inadequate Performance Metrics: We believe that performance goals for compensation plans should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the plan will drive long-term value creation.

Excessive Equity Grants: We will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

Lack of Minimum Vesting Requirements: We believe that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

Misalignment of Interests: We support equity ownership requirements for senior executives and directors to align their interests with those of shareholders.

Special Award Grants: We will generally not support mega-grants. A company’s history of such excessive grant practices may prompt us to vote against the stock plans and the directors who approve them. Mega-grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance. We also expect companies to provide a rationale for any other one-time awards such as a guaranteed bonus or a retention award.

Excess Discretion: We will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting or performance requirements.

Lack of Clawback Policy: We believe companies should establish clawback policies that permit recoupment from any senior executive who received compensation as a result of defective financial reporting, or whose behavior caused financial harm to shareholders or reputational risk to the company.

Equity-based compensation plans

General Policy: We will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where potential dilution or burn rate total is excessive. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

We generally note the following red flags when evaluating equity incentive plans:

Evergreen Features: We will generally not support option plans that contain evergreen features, which reserve a specified percentage of outstanding shares for award each year and lack a termination date.

Reload Options: We will generally not support reload options that are automatically replaced at market price following exercise of initial grants.

Repricing Options: We will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

Undisclosed or Inappropriate Option Pricing: We will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

Golden parachutes

General Policy: We will vote on a case-by-case basis on golden parachute proposals, taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change-of-control agreements and no excise tax gross-up.

Shareholder resolutions on executive compensation

General Policy: We will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

III. Guidelines for ESG shareholder resolutions

We generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors should determine the strategic impact of environmental and social issues and disclose how they are dealing with these issues to mitigate risk.

A. Environmental issues

Global climate change

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

Use of natural resources

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

Impact on ecosystems

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards to local, regional or global ecosystems that result from its operations or activities.

Animal welfare

General Policy: We will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

B. Issues related to customers

Product responsibility

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure relating to the quality, safety and impact of a company’s goods and services on the customers and communities it serves.

Predatory lending

General Policy: We will generally support reasonable shareholder resolutions asking companies for disclosure about the impact of lending activities on borrowers and about policies designed to prevent predatory lending practices.

C. Issues related to employees and suppliers

Diversity and nondiscrimination

General Policies:

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce, board diversity, and gender pay equity policies and practices.

Global labor standards

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

D. Issues related to communities

Corporate response to global health risks

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from company operations and products, as well as the impact of global health pandemics on the company’s operations and long-term growth.

Global human rights codes of conduct

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or areas of weak governance.

Disclosures

Mutual fund investing involves risk; principal loss is possible. There is no guarantee a Fund’s investment objectives will be achieved.

Before investing, carefully consider fund investment objectives, risks, charges and expenses. For this and other information that should be read carefully, please request a prospectus or summary prospectus from your financial advisor or Nuveen at 800-257-8787.

The investment advisory services, strategies and expertise of TIAA Investments, a division of Nuveen, are provided by Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC. Nuveen Securities, LLC, member FINRA and SIPC.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

NAI-NURE-0422D

Nushares ETF Trust

PART C—Other Information

Item 28. Exhibits.

(a)	(i)	Amended and Restated Declaration of Trust dated June 14, 2016 of Nushares ETF Trust (the “Registrant”). (1)

	(ii)	Registrant’s Second Amended and Restated Declaration of Trust dated July 27, 2016. (2)

	(iii)	Amended and Restated Establishment and Designation of Series dated January 10, 2019. (7)

	(iv)	Amended and Restated Establishment and Designation of Series dated June 16, 2021. (11)

	(v)	Amended and Restated Establishment and Designation of Series dated July 19, 2021. (13)

	(vi)	Amended and Restated Establishment and Designation of Series, reflecting the addition of the Nuveen Global Net Zero Transition ETF. (17)

(b)		Registrant’s Bylaws dated June 15, 2016. (1)

(c)		Not applicable.

(d)	(i)	Management Agreement dated August 2, 2016 between the Registrant and Nuveen Fund Advisors, LLC. (2)

	(ii)	Continuance of Management Agreements dated July 30, 2021 between the Registrant and Nuveen Fund Advisors, LLC. (13)

	(iii)	Revised Schedule A, amended as of September 15, 2021, to the Management Agreement dated August 2, 2016 between the Registrant and Nuveen Fund Advisors, LLC. (13)

	(iv)	Revised Schedule A, reflecting the addition of the Nuveen Global Net Zero Transition ETF, to the Management Agreement dated August 2, 2016 between the Registrant and Nuveen Fund Advisors, LLC. (17)

	(v)	Investment Sub-Advisory Agreement dated August 2, 2016 between Nuveen Fund Advisors, LLC and Teachers Advisors, LLC. (2)

	(vi)	Notice of Continuance of Investment Sub-Advisory Agreement dated July 30, 2021 between Nuveen Fund Advisors, LLC and Teachers Advisors, LLC. (13)

	(vii)	Revised Schedule A, amended as of August 26, 2021, to the Investment Sub-Advisory Agreement dated August 2, 2016 between Nuveen Fund Advisors, LLC and Teachers Advisors, LLC. (13)

	(viii)	Investment Sub-Advisory Agreement dated July 26, 2021 between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC. (12)

	(ix)	Revised Schedule A, amended as of September 15, 2021, to the Investment Sub-Advisory Agreement dated July 26, 2021 between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC. (13)

	(x)	Amended and Restated Investment Sub-Advisory Agreement dated December 31, 2021 between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC. (15)

	(xi)	Revised Schedule A, reflecting the addition of the Nuveen Global Net Zero Transition ETF, to the Amended and Restated Investment Sub-Advisory Agreement dated December 31, 2021 between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC. (17)

	(xii)	Investment Sub-Advisory Agreement dated July 26, 2021 between Nuveen Fund Advisors, LLC and Winslow Capital Management, LLC. (12)

(e)	(i)	Distribution Agreement dated August 2, 2016 between the Registrant and Nuveen Securities, LLC. (3)

	(ii)	Revised Schedule A, amended as of September 15, 2021, to the Distribution Agreement dated August 2, 2016 between the Registrant and Nuveen Securities, LLC. (13)

	(iii)	Revised Schedule A, reflecting the addition of the Nuveen Global Net Zero Transition ETF, to the Distribution Agreement dated August 2, 2016 between the Registrant and Nuveen Securities, LLC. (17)

	(iv)	Renewal of Distribution Agreement dated August 13, 2021 between the Registrant and Nuveen Securities, LLC. (13)

	(v)	Form of Authorized Participant Agreement with Nuveen Securities, LLC. (2)

(f)		Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees Amended and Restated effective April 27, 2017. (5)

(g)	(i)	Custodian Agreement dated August 25, 2016 between the Registrant and Brown Brothers Harriman & Co. (3)

	(ii)	Amendment and revised Appendix A, dated September 15, 2021, to the Custodian Agreement dated August 25, 2016 between the Registrant and Brown Brothers Harriman & Co. (13)

	(iii)	Amendment and revised Appendix A, reflecting the addition of the Nuveen Global Net Zero Transition ETF, to the Custodian Agreement dated August 25, 2016 between the Registrant and Brown Brothers Harriman & Co. (17)

	(iv)	Revised Exhibit A: List of Accounts and Currencies, dated September 15, 2021, to the Custodian Agreement dated August 25, 2016 between the Registrant and Brown Brothers Harriman & Co. (13)

	(v)	Registration Document Completion Service dated March 14, 2017 between the Registrant and Brown Brothers Harriman & Co. (4)

(h)	(i)	Administrative Agency Agreement dated August 25, 2016 between the Registrant and Brown Brothers Harriman & Co. (3)

	(ii)	Amendment and revised Appendix A, dated September 15, 2021, to the Administrative Agency Agreement dated August 25, 2016 between the Registrant and Brown Brothers Harriman & Co. (13)

	(iii)	Amendment and revised Appendix A, reflecting the addition of Nuveen Global Net Zero Transition ETF, to the Administrative Agency Agreement dated August 25, 2016 between the Registrant and Brown Brothers Harriman & Co. (17)

	(iv)	Index Sublicense Agreement dated August 26, 2016 between the Registrant and Nuveen Fund Advisors, LLC. (6)

	(v)	Revised Exhibit A, as last updated May 23, 2019, to the Index Sublicense Agreement dated August 26, 2016 between the Registrant and Nuveen Fund Advisors, LLC. (8)

	(vi)	Rule 12d1-4 Funds of Funds Investment Agreement for TIAA-CREF Funds of Funds as Acquiring Funds and Nuveen Funds/ETFs as Acquired Funds dated January 19, 2022 between the Registrant and TIAA-CREF Funds. (15)

	(vii)	Rule 12d1-4 Investment Agreement dated January 19, 2022 between the Registrant and VanEck ETF Trust. (15)

	(viii)	Rule 12d1-4 Investment Agreement dated January 19, 2022 between the Registrant, Thrivent Mutual Funds and Thrivent Series Fund, Inc. (15)

	(ix)	Rule 12d1-4 Investment Agreement dated January 19, 2022 between the Registrant and MainStay Funds Trust. (15)

	(x)	Rule 12d1-4 Investment Agreement dated January 21, 2022 between the Registrant and Litman Gregory Funds Trust. (15)

(i)	(i)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, relating to the Nuveen Enhanced Yield U.S. Aggregate Bond ETF, Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF, Nuveen ESG High Yield Corporate Bond ETF and Nuveen ESG U.S. Aggregate Bond ETF. (14)

	(ii)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, relating to the Nuveen Short-Term REIT ETF. (16)

	(iii)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, relating to the Nuveen ESG Large-Cap ETF, Nuveen ESG Large-Cap Growth ETF, Nuveen ESG Large-Cap Value ETF, Nuveen ESG Mid-Cap Growth ETF, Nuveen ESG Mid-Cap Value ETF, Nuveen ESG Small-Cap ETF, Nuveen ESG International Developed Markets Equity ETF, Nuveen ESG Emerging Markets Equity ETF, Nuveen Dividend Growth ETF, Nuveen Small Cap Select ETF, Nuveen Winslow Large-Cap Growth ESG ETF, Nuveen ESG Dividend ETF, and Nuveen Growth Opportunities ETF. (15)

	(iv)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, relating to the Nuveen Global Net Zero Transition ETF. (17)

(j)		Consent of independent registered public accounting firm, KPMG LLP. (16)

(k)		Not applicable.

(l)		Subscription Agreement dated August 26, 2016 between the Registrant and Nuveen Fund Advisors, LLC. (3)

(m)	(i)	Distribution and Service Plan. (2)

	(ii)	Revised Exhibit A, as of September 15, 2021, to the Distribution and Service Plan. (13)

	(iii)	Revised Exhibit A, reflecting the addition of the Nuveen Global Net Zero Transition ETF, to the Distribution and Service Plan. (17)

(n)		Not applicable.

(o)		Reserved.

(p)	(i)	Code of Ethics and Reporting Requirements of Nuveen (including affiliated entities) and the Nuveen Funds, as amended January 3, 2022. (15)

	(ii)	Code of Ethics for the Independent Trustees of the Nuveen Funds, as amended May 23, 2019. (9)

(q)	(i)	Powers of Attorney dated November 19, 2020. (10)

	(ii)	Powers of Attorney dated June 1, 2021. (11)

EX-101.INS		XBRL Instance Document—the Instance Document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

EX-101.SCH		XBRL Taxonomy Extension Schema Document

EX-101.CAL		XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF		XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB		XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE		XBRL Taxonomy Extension Presentation Linkbase

(1)	Filed on June 15, 2016 with Registrant’s Registration Statement on Form N-1A and incorporated herein by reference.
(2)	Filed on August 12, 2016 with Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A and incorporated herein by reference.
(3)	Filed on August 29, 2016 with Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A and incorporated herein by reference.
(4)	Filed on March 28, 2017 with Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A and incorporated herein by reference.

(5)	Filed on April 28, 2017 with Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A and incorporated herein by reference.
(6)	Filed on June 2, 2017 with Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A and incorporated herein by reference.
(7)	Filed on April 30, 2019 with Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A and incorporated herein by reference.
(8)	Filed on September 20, 2019 with Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A and incorporated herein by reference.
(9)	Filed on February 27, 2020 with Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A and incorporated herein by reference.
(10)	Filed on November 27, 2020 with Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A and incorporated herein by reference.
(11)	Filed on July 7, 2021 with Post-Effective Amendment No. 68 to Registrant’s Registration Statement on Form N-1A and incorporated herein by reference.
(12)	Filed on August 5, 2021 with Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A and incorporated herein by reference.
(13)	Filed on September 24, 2021 with Post-Effective Amendment No. 76 to Registrant’s Registration Statement on Form N-1A and incorporated herein by reference.
(14)	Filed on November 26, 2021 with Post-Effective Amendment No. 77 to Registrant’s Registration Statement on Form N-1A and incorporated herein by reference.
(15)	Filed on February 28, 2022 with Post-Effective Amendment No. 78 to Registrant’s Registration Statement on Form N-1A and incorporated herein by reference.
(16)	Filed herewith.
(17)	To be filed by amendment.

Item 29. Persons Controlled by or Under Common Control with the Fund.

None.

Item 30. Indemnification.

Section 5 of Article IX of Registrant’s Declaration of Trust, as amended, provides as follows:

Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by joint errors and omissions insurance policies against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, subject to such policies’ coverage limits, exclusions and retention.

Insofar as the indemnification for liabilities arising under the Securities Act of 1933, as amended, (the “1933 Act”) may be permitted to the officers, directors or controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or director or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, director or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Advisor.

(a) Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) serves as investment advisor to each series of the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies. The principal business address for Nuveen Fund Advisors and the persons named below is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any other business, profession, vocation or employment of a substantial nature in which Nuveen Fund Advisors and each director, officer or partner of Nuveen Fund Advisors is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee is as follows.

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
Oluseun Salami, Executive Vice President and Chief Financial Officer

Senior Vice President (since 2020) NIS/R&T, Inc.; Senior Vice President and Chief Financial Officer, Nuveen Alternative Advisors LLC (since 2020), Nuveen, LLC (since 2020), Teachers Advisors, LLC (since 2020), TIAA-CREF Asset Management LLC (since 2020) and TIAA-CREF Investment Management, LLC (since 2020); Senior Vice President, Chief Financial Officer (since 2018), formerly, Business Finance and Planning (2020) Chief Accounting

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
Officer (2019-2020), Corporate Controller (2018-2020), Teachers Insurance and Annuity Association of America, Senior Vice President, Corporate Controller, College Retirement Equities Fund, TIAA Board of Overseers, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds (2018-2020).

Megan Sendlak, Managing Director and Controller	Managing Director and Controller (since 2020) of Nuveen Alternatives Advisors LLC, Nuveen Asset Management, LLC, Nuveen Investments, Inc., Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director and Controller (since 2020), formerly, Vice President and Corporate Accounting Director (2018-2020) of Nuveen, LLC; Managing Director and Controller (since 2021) of NIS/R&T, INC.; formerly, Vice President and Controller of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC (2020-2021); Vice President and Controller of Winslow Capital Management, LLC (since 2020).

Michael A. Perry, Executive Vice President	Co-Chief Executive Officer (since April 2019), formerly, Executive Vice President (2017-2019); formerly, Managing Director (2015-2017) of Nuveen Securities; and Executive Vice President (since 2017) of Nuveen Alternative Investments, LLC.

Erik Mogavero, Managing Director and Chief Compliance Officer

Formerly employed by Deutsche Bank (2013- 2017) as Managing Director, Head of Asset Management and Wealth Management Compliance for the Americas region and Chief Compliance Officer of Deutsche Investment Management Americas.

(b) Nuveen Asset Management, LLC (“Nuveen Asset Management”) serves as sub-adviser to the Registrant’s Nuveen Dividend Growth ETF, Nuveen Small Cap Select ETF, Nuveen Growth Opportunities ETF, and Nuveen Global Net Zero Transition ETF. Nuveen Asset Management is an SEC-registered investment adviser located at 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any other business, profession, vocation or employment of a substantial nature in which Nuveen Asset Management and each director, officer or partner of Nuveen Asset Management is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee is as follows.

Name and Position with Nuveen Asset Management	Other Business, Profession, Vocation or Employment During Past Two Years
William T. Huffman, President	Executive Vice President (since 2020) of Nuveen Securities, LLC and Nuveen, LLC; President, Nuveen Investments, Inc. (since 2020), Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2019); Senior Managing Director (since 2019) of Nuveen Alternative Advisors LLC; Chairman (since 2019) of Churchill Asset Management LLC.

Stuart J. Cohen, Managing Director, Head of Legal and Assistant Secretary

Managing Director and Assistant Secretary (since 2002) of Nuveen Securities, LLC; Managing Director (since 2007) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary (since 2019) of Teachers Advisors, LLC; Managing Director, General Counsel and Assistant Secretary (since 2019) of TIAA-CREF Investment Management, LLC; Vice President and Assistant Secretary (since 2008) of Winslow Capital Management, LLC.

Travis M. Pauley, Managing Director and Chief Compliance Officer	Regional Head of Compliance and Regulatory Legal (2013-2020) of AXA Investment Managers.

Megan Sendlak, Managing Director and Controller	Managing Director and Controller (since 2020) of Nuveen Alternatives Advisors LLC, Nuveen Investments, Inc., Nuveen Fund Advisors, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director and Controller (since 2020), formerly, Vice President and Corporate Accounting Director (2018-2020) of Nuveen, LLC; Managing Director and Controller (since 2021) of NIS/R&T, INC., formerly, Vice President and Controller of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC (2020-2021);Vice President and Controller of Winslow Capital Management, LLC (since 2020).

(c) Teachers Advisors, LLC (“Teachers Advisors”) serves as sub-adviser to the Registrant’s Nuveen ESG Large-Cap ETF, Nuveen ESG Large-Cap Growth ETF, Nuveen ESG Large-Cap Value ETF, Nuveen ESG Mid-Cap Growth ETF, Nuveen ESG Mid-Cap Value ETF, Nuveen ESG Small-Cap ETF,

Nuveen ESG International Developed Markets Equity ETF, Nuveen ESG Emerging Markets Equity ETF, Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF, Nuveen Enhanced Yield U.S. Aggregate Bond ETF, Nuveen ESG U.S. Aggregate Bond ETF, Nuveen ESG High Yield Corporate Bond ETF, Nuveen Short-Term REIT ETF, and Nuveen ESG Dividend ETF. Teachers Advisors also provides investment management services to the TIAA-CREF Funds, TIAA-CREF Life Funds, TIAA Separate Account VA-1, and certain other registered and unregistered products. The Managing Member of Teachers Advisors is Nuveen Finance, LLC. Teachers Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

A description of any other business, profession, vocation or employment of a substantial nature in which Teachers Advisors and each director, officer or partner of Teachers Advisors is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee is as follows.

Name and Position with Teachers Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
Oluseun Salami, Senior Vice President, Chief Financial Officer

Executive Vice President and Chief Financial Officer (since 2020) Nuveen Fund Advisors, LLC; Senior Vice President (since 2020) NIS/R&T, Inc.; Senior Vice President and Chief Financial Officer, Nuveen Alternative Advisors LLC (since 2020), Nuveen, LLC (since 2020), TIAA-CREF Asset Management LLC (since 2020) and TIAA-CREF Investment Management, LLC (since 2020); Senior Vice President, Chief Financial Officer (since 2018), formerly, Business Finance and Planning (2020) Chief Accounting Officer (2019-2020), Corporate Controller (2018-2020), Teachers Insurance and Annuity Association of America. Senior Vice President, Corporate Controller, College Retirement Equities Fund, TIAA Board of Overseers, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds (2018-2020).

Stuart R. Brunet, Chief Compliance Officer	Chief Compliance Officer (since 2015), formerly, Director, Compliance Officer of TIAA-CREF Investment Management, LLC.

William T. Huffman, President & Chief Executive Officer

Executive Vice President (since 2020) of Nuveen Securities, LLC and Nuveen, LLC; President, Nuveen Investments, Inc. (since 2020), TIAA-CREF Investment Management, LLC (since 2019), Nuveen Asset Management, LLC (since 2010); Senior Managing Director (since 2019) of Nuveen Alternative Advisors LLC; Chairman (since 2019) of Churchill Asset Management LLC.

Name and Position with Teachers Advisors	Other Business, Profession, Vocation or Employment During Past Two Years

John M. McCann, Managing Director, Associate General Counsel and Assistant Secretary

Managing Director, Associate General Counsel and Assistant Secretary (since 2021) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2021) of Nuveen Fund Advisors, LLC; Managing Director (since 2021) of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary (since 2019) of TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds and College Retirement Equities Fund; Managing Director (since 2018, formerly, Vice President and Director), Associate General Counsel and Assistant Secretary () of Teachers Insurance and Annuity Association of America and TIAA-CREF Investment Management, LLC; Vice President (since 2017), Associate General Counsel and Assistant Secretary (since 2011) of Nuveen Alternative Advisors LLC; General Counsel and Assistant Secretary of Covariance Capital Management, Inc. (2014-2017).

(d) Winslow Capital Management, LLC (“Winslow Capital”) serves as sub-adviser to the Registrant’s Nuveen Winslow Large-Cap Growth ESG ETF. Winslow Capital is an SEC-registered investment adviser located at 4400 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402.

A description of any other business, profession, vocation or employment of a substantial nature in which Winslow Capital and each director, officer or partner of Winslow Capital is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee is as follows.

Name and Position with Winslow Capital	Other Business, Profession, Vocation or Employment During Past Two Years
Justin H. Kelly, Chief Executive Officer, Chief Investment Officer and Portfolio Manager	None

Michael S. Palmer, President	None

Jeff D. Wieneke, Managing Director, Chief Financial Officer	None

Derek M. Ciernia, Managing Director, Chief Compliance Officer and General Counsel	None

Item 32. Principal Underwriters.

(a) Nuveen Securities, LLC acts as principal underwriter to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Managed Accounts Portfolios Trust, Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III, Nuveen Investment Trust V, Nuveen Investment Funds, Inc., TIAA-CREF Life Funds, TIAA-CREF Funds and the Registrant.

(b)

Name and Principal Business Address	Positions and Offices with Nuveen Securities	Positions and Offices with Registrant
William T. Huffman 333 West Wacker Drive Chicago, IL 60606	Executive Vice President	None

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606	Senior Managing Director and Assistant Secretary	Vice President and Assistant Secretary

Deann D. Morgan 730 Third Avenue New York, NY 10017	Co-Chief Executive Officer	Vice President

Michael A. Perry 333 West Wacker Drive Chicago, IL 60606	Co-Chief Executive Officer	None

Lucas A. Satre 333 West Wacker Drive Chicago, IL 60606	Managing Director, Secretary and General Counsel	None

(c) Not applicable.

Item 33. Location of Accounts and Records.

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the addresses below.

Adviser:

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers:

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Teachers Advisors, LLC

730 Third Avenue

New York, NY 10017-3206

Winslow Capital Management, LLC

4400 IDS Center

80 South Eighth Street

Minneapolis, Minnesota 55402.

Distributor:

Nuveen Securities, LLC

333 West Wacker Drive

Chicago, IL 60606

Custodian:

Brown Brothers Harriman

50 Post Office Square

Boston, MA 02110-1548

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 80 to Registration Statement No. 333-212032 to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago and State of Illinois, on the 29th day of April 2022.

NUSHARES ETF TRUST

BY:	/S/ DIANA R. GONZALEZ
Diana R. Gonzalez
Vice President and Secretary

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title		Date
/S/ E. SCOTT WICKERHAM E. SCOTT WICKERHAM	Vice President and Controller (principal financial and accounting officer)		April 29, 2022

/S/ JORDAN M. FARRIS JORDAN M. FARRIS	Chief Administrative Officer (principal executive officer)

TERENCE J. TOTH*	Chairman of the Board and Trustee	By:*	/S/ DIANA R. GONZALEZ DIANA R. GONZALEZ Attorney-in-Fact April 29, 2022
JACK B. EVANS*	Trustee
WILLIAM C. HUNTER*	Trustee
AMY B.R. LANCELLOTTA* JOANNE T. MEDERO* ALBIN F. MOSCHNER*	Trustee Trustee Trustee
JOHN K. NELSON*	Trustee
JUDITH M. STOCKDALE*	Trustee
CAROLE E. STONE *	Trustee
MATTHEW THORNTON III*	Trustee
MARGARET L. WOLFF*	Trustee

ROBERT L. YOUNG*	Trustee

*

The powers of attorney authorizing Diana R. Gonzalez, among others, to execute this Registration Statement, and Amendments thereto, for the Trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and filed as exhibit (q) to this Registration Statement.

Exhibit Index

Exhibit Number	Exhibit

EX-99.(i)(ii)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, relating to the Nuveen Short-Term REIT ETF

EX-99.(j)	Consent of independent registered public accounting firm, KPMG LLP